UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
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CIM REAL ESTATE FINANCE TRUST, INC.
(Name of Registrant as Specified in Its Charter)

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CIM REAL ESTATE FINANCE TRUST, INC.
2398 East Camelback Road, 4th Floor
Phoenix, Arizona 85016
April 29, 2022
Dear Stockholder:
You are cordially invited to attend our 2022 Annual Meeting of Stockholders to be held on Tuesday, July 12, 2022, at 10:30 A.M. (Pacific time). The meeting will be held as a virtual meeting conducted exclusively via live webcast at https://www.proxydocs.com/CMFT. For procedures for attending the virtual annual meeting, please refer to the section entitled “Proxy Statement Questions and Answers” beginning on page 1 of the accompanying proxy statement.
The matters expected to be acted upon at the meeting are described in the accompanying Notice of 2022 Annual Meeting of Stockholders and proxy statement, and include (i) the election of ten directors; (ii) the approval of the Amended and Restated CIM Real Estate Finance Trust, Inc. 2022 Equity Incentive Plan; and (iii) the ratification of the appointment of our independent registered public accounting firm.
There will be an opportunity during the meeting for your questions regarding the affairs of CIM Real Estate Finance Trust, Inc. to be addressed and for a discussion of the business to be considered at the meeting.
It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING VIA LIVE WEBCAST, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR AUTHORIZE YOUR PROXY BY USING THE TELEPHONE BY DIALING 1-844-280-5348 OR THE INTERNET AT HTTPS://WWW.PROXYDOCS.COM/CMFT, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Authorizing a proxy to vote your shares does not deprive you of your right to attend the meeting via live webcast and to vote your shares by attending the live webcast of the meeting.
We look forward to seeing you at the meeting.

Sincerely,

Richard S. Ressler
Chairman of the Board, President and Chief Executive Officer

CIM REAL ESTATE FINANCE TRUST, INC.
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 12, 2022

To CIM Real Estate Finance Trust, Inc. Stockholders:
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders of CIM Real Estate Finance Trust, Inc., a Maryland corporation (the “Company,” “we,” “our,” or “us”), will be held on Tuesday, July 12, 2022, at 10:30 A.M. (Pacific time). The meeting will be held as a virtual meeting conducted exclusively via live webcast at https://www.proxydocs.com/CMFT. For procedures for attending the virtual annual meeting, please refer to the section entitled “Proxy Statement Questions and Answers” beginning on page 1 of the accompanying proxy statement. The purpose of the meeting is to consider and vote upon:
1.The election of ten directors to hold office until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.The approval of the Amended and Restated CIM Real Estate Finance Trust, Inc. 2022 Equity Incentive Plan;
3.The ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
4.The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.
The proposals and other related matters are more fully described in the proxy statement accompanying this notice.
Only stockholders of record at the close of business on April 28, 2022 are entitled to receive this notice and to vote at the meeting. We reserve the right, in our sole discretion, to postpone or adjourn the 2022 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting, if necessary.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 12, 2022.
THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT https://www.proxydocs.com/CMFT.
All stockholders are cordially invited to attend the annual meeting via live webcast. Whether or not you expect to attend, we urge you to read the proxy statement and either (a) complete, sign and date the enclosed proxy card and return it promptly in the envelope provided or (b) authorize your proxy by telephone by dialing 1-844-280-5348 or over the Internet at https://www.proxydocs.com/CMFT. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card. Your prompt response will help avoid potential delays and may save the Company significant additional expense associated with soliciting stockholder votes.

By Order of the Board of Directors

Laura Eichelsderfer
Secretary
Phoenix, Arizona
April 29, 2022

PLEASE VOTE — YOUR VOTE IS IMPORTANT

CIM REAL ESTATE FINANCE TRUST, INC.
2398 East Camelback Road, 4th Floor
Phoenix, Arizona 85016
PROXY STATEMENT
QUESTIONS AND ANSWERS
We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2022 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.
Q: Why did you send me this proxy statement?
A: Our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2022 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement, proxy card and our 2021 annual report to stockholders are being mailed to you on or about May 2, 2022.
Q: What is a proxy and how will the proxies vote my shares?
A: A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to either our chief financial officer and treasurer or our secretary to vote your shares of common stock at the annual meeting as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote in accordance with the recommendation of the board of directors. The board of directors unanimously recommends that you vote:
•“FOR” all of the director nominees,
•“FOR” the approval of the Amended and Restated CIM Real Estate Finance Trust, Inc. 2022 Equity Incentive Plan, and
•“FOR” the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
With respect to any other proposals to be properly presented at the meeting for voting, your shares will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of one or both of the proxies. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible, whether or not you plan on attending the meeting via live webcast.
If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.
Q: How can I attend the meeting?
A: The annual meeting will be a completely virtual meeting conducted exclusively via live webcast and not at a physical location. The virtual annual meeting will be held on Tuesday, July 12, 2022, at 10:30 A.M. (Pacific time). To attend the virtual annual meeting you must register no later than Monday, July 11, 2022 at 5:00 P.M. Eastern time. To register, log into https://www.proxydocs.com/CMFT and enter the control number located on the proxy card you receive with the proxy statement or that was included with your voting instruction form provided by your bank, broker or other nominee if you hold your shares of the Company’s common stock in street name through an account with an intermediary. Once you have registered you will receive a confirmation email containing further instructions related to the virtual annual meeting, including a hyperlink that will allow you to join the live webcast. If you do not register for the meeting by Monday, July 11, 2022 at 5:00 P.M. Eastern time, you will not be able to attend the meeting. Instructions on how to attend and participate online at the annual meeting, including how to ask questions and vote, are posted at https://www.proxydocs.com/CMFT.

Q: How many shares of common stock can vote?
A: As of the close of business on the record date of April 28, 2022, there were 437,822,340 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on April 28, 2022 is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes.
Q: What is a “quorum”?
A: A “quorum” consists of the presence in person or by proxy of stockholders holding at least a majority of the outstanding shares entitled to vote. There must be a quorum present in order for business to be transacted at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.
Q: What may I vote on?
A: You may vote on (i) the election of nominees to serve on our board of directors; (ii) the approval of the Amended and Restated CIM Real Estate Finance Trust, Inc. 2022 Equity Incentive Plan, (iii) the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and (iv) any other proposal properly presented for a vote at the annual meeting.
Q: How does the board of directors recommend I vote on the proposals?
A: The board of directors recommends a vote “FOR” all of the nominees for election as director who are named as such in this proxy statement, “FOR” the approval of the Amended and Restated CIM Real Estate Finance Trust, Inc. 2022 Equity Incentive Plan, and “FOR” the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Q: Who is entitled to vote?
A: Anyone who owned our common stock at the close of business on April 28, 2022, the record date, is entitled to vote at the annual meeting.
Q: How do I vote?
A: You may vote your shares of common stock either by attending the live webcast of the annual meeting or by proxy. You may authorize a proxy to vote your shares in any of the following ways:
•Authorizing a Proxy by Mail – You may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed, postage-paid return envelope. Completed proxy cards must be received by Monday, July 11, 2022.
•Authorizing a Proxy by Telephone – You may authorize a proxy by telephone by dialing 1-844-280-5348 until 11:59 p.m. Eastern time on Monday, July 11, 2022.
•Authorizing a Proxy by Internet – You may authorize a proxy electronically using the Internet at https://www.proxydocs.com/CMFT until 11:59 p.m. Eastern time on Monday, July 11, 2022.
If you attend the virtual annual meeting, you also may vote during the live webcast, and any previous proxies that you authorized will be superseded by the vote that you cast at the annual meeting. You may attend the live webcast of the annual meeting without revoking any previously authorized proxy.
Q: What vote is required to approve each proposal?
A:     The affirmative vote of a plurality of all the votes cast at the annual meeting at which a quorum is present is required for the election of each director nominee. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
The affirmative vote of a majority of all the votes cast at the annual meeting at which a quorum is present is required for the approval of the Amended and Restated CIM Real Estate Finance Trust, Inc. 2022 Equity Incentive Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
    The affirmative vote of a majority of all the votes cast at the annual meeting at which a quorum is present is required for the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Q: Will my vote make a difference?
A: Yes. Your vote is very important to ensure that the proposals can be acted upon. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present via live webcast or by proxy at the annual meeting to constitute a quorum. YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES. Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.
Q: What if I return my proxy card and then change my mind?
A: If you are a stockholder of record as of April 28, 2022, you have the right to revoke your proxy at any time before the vote by:
1.notifying our Secretary, or any other corporate officer of the Company, in writing at our offices located at 2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016;
2.attending and voting at the live webcast of the annual meeting; or
3.returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.
If you hold shares of our common stock in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.
Q: Who pays the cost of this proxy solicitation?
A: The Company will pay all the costs of soliciting these proxies. We have retained Mediant Communications to assist us in the distribution of proxy materials and solicitation of votes. We anticipate paying Mediant Communications approximately $256,197 for such services, which includes estimated postage and other out-of-pocket expenses, plus other fees and expenses for other services related to this proxy solicitation such as the printing and review of proxy materials and our annual report, dissemination of broker search cards and solicitation of brokers and banks, and delivery of executed proxies. In addition to the distribution of these proxy materials, the solicitation of proxies may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.
Q: Whom should I call if I have any questions?
A: If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:
Mediant Communications
P.O. Box 8035, Cary, North Carolina 27512-9916
CIM Real Estate Finance Trust, Inc.
Call toll free: (844) 280-5348

PROPOSAL 1
ELECTION OF DIRECTORS
At the annual meeting, you and the other stockholders will vote on the election of ten members of our board of directors. Those persons elected will serve as directors until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for election as directors:
•Richard S. Ressler
•T. Patrick Duncan
•Alicia K. Harrison
•Calvin E. Hollis
•W. Brian Kretzmer
•Jason Schreiber
•Avraham Shemesh
•Howard A. Silver
•Roger D. Snell
•Emily Vande Krol
Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to his or her election as a director, except that such nominees have agreed to serve as our directors if elected.
If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares “FOR” the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors. If a substitute is designated, proxies voting for the original nominee will be cast for the substituted nominee.

INFORMATION ABOUT DIRECTORS AND OFFICERS
Board of Directors
In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors.  Our board of directors currently consists of ten directors, six of whom are independent directors. Our board of directors has formed four standing committees: the audit committee; the compensation committee; the nominating and corporate governance committee; and the investment risk management committee.
Director Nominees
Our board of directors, upon the recommendations of our nominating and corporate governance committee, has nominated each of the following individuals for election as a director to serve until our 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies. Each named nominee currently is a director of the Company, and Messrs. Duncan, Hollis, Kretzmer, Snell and Silver, and Ms. Harrison, are independent directors.

Name	Age *	Position(s)
Richard S. Ressler	63	Chairman of the Board, Chief Executive Officer and President
T. Patrick Duncan	73	Independent Director
Alicia K. Harrison	62	Independent Director
Calvin E. Hollis	70	Independent Director
W. Brian Kretzmer	69	Independent Director
Jason Schreiber	42	Director
Avraham Shemesh	60	Director
Howard A. Silver	67	Independent Director
Roger D. Snell	66	Independent Director
Emily Vande Krol	37	Director
___________________
* As of April 29, 2022.
Richard S. Ressler has served as our chief executive officer, president and a director since February 2018, and as the chairman of our board of directors since August 2018. He has served as the chairman of the investment risk management committee since April 2022 and served as a member of the nominating and corporate governance committee from August 2018 to March 2022. Mr. Ressler is the founder and President of Orchard Capital Corp. (“Orchard Capital”), a firm that provides consulting and advisory services to companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, L.P. (together with its controlled affiliates, “CIM”), a community-focused real estate and infrastructure owner, operator, lender and developer, and the indirect parent of our external manager, CIM Real Estate Finance Management, LLC (“CMFT Management” or our “manager”), and our property manager, Orchard First Source Asset Management (together with its controlled affiliates, “OFSAM”), which provides personnel staffing to OFS Capital Management, LLC, a registered investment adviser focusing primarily on investments in middle market and broadly syndicated U.S. loans, debt and equity positions in collateralized loan obligations and other structured credit investments, and OFS CLO Management, LLC, a registered investment adviser focusing primarily on investments in broadly syndicated U.S. loans. OFS Capital Management, LLC serves as a sub-advisor to our investment advisor, CIM Capital IC Management, LLC (“CIM Capital IC Management”), for securities and certain other investments, and OCV Management, LLC (“OCV”), an investor, owner and operator of technology companies. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest, including, through an agreement with Orchard Capital, as non-executive chairman of the board of Ziff Davis, Inc. (NASDAQ: ZD), formerly known as j2Global, Inc. Through his affiliation with CIM, Mr. Ressler has served as chairman of the board of Creative Media & Community Trust Corporation (fka CIM Commercial Credit Corporation) (NASDAQ: CMCT) (“CMCT”), a publicly traded real estate investment trust (“REIT”) that invests primarily in creative office and residential properties, since March 2014. He served as chief executive officer, president and director of CIM Income NAV, Inc. (“CINAV”) from February 2018, and as chairman of the board from August 2018, until CINAV’s merger with the Company in December 2021. Mr. Ressler served as chief executive officer, president and director of Cole Office & Industrial REIT (CCIT III), Inc.

(“CCIT III”) from February 2018, and as chairman of the board from August 2018, until CCIT III’s merger with our company in December 2020. Mr. Ressler also served as director of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”) from January 2019 until CCIT II’s merger with Griffin Realty Trust, Inc. (“GRT”) in March 2021. He served as a director of Cole Credit Property Trust V, Inc. (“CCPT V”) from January 2019 to October 2019. Mr. Ressler co-founded CIM in 1994 and serves as the executive chairman of CIM, and as an officer of various affiliates of CIM, including our manager. Mr. Ressler co-founded the predecessor of OFSAM in 2001 and chairs its executive committee. Mr. Ressler co-founded OCV in 2016 and chairs its executive committee. Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE: VGR) and served in various executive capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore LLP, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University. Mr. Ressler was selected to serve as a director because of his extensive real estate, business management and finance experience and expertise, in addition to his leadership roles at several public companies, all of which bring valuable insight to the board of directors.
T. Patrick Duncan has served as an independent director since September 2015, as a member of our nominating and corporate governance committee since August 2018, and as chairman of that committee since April 2022. He has served as the chairman of the compensation committee and as a member of the investment risk management committee since March 2022. He previously served as the non-executive chairman of the board of directors from November 2015 until August 2018, as the chairman of the valuation, compensation and affiliate transactions committee from August 2018 until March 2022, and as a member of the audit committee from September 2015 until March 2022. Mr. Duncan also served as a member of the board of directors of CINAV from August 2013 until September 2015. For 27 years, Mr. Duncan served in various roles at USAA Real Estate Company, a private real estate investment company, most recently as its chief executive officer from January 2005 until he retired in May 2013. Mr. Duncan also served as vice chairman of the board of directors of USAA Real Estate Company and as a director of United Lender Services, a USAA company, from his retirement in May 2013 until December 2015. Prior to serving as chief executive officer, Mr. Duncan held the position of senior vice president, real estate operations with USAA Real Estate, with responsibilities that included the direction of all acquisitions, sales, co-investments, build-to-suits, land development capital markets, management and leasing of real estate. Before joining USAA Real Estate in 1986, Mr. Duncan was with Trammell Crow Company in Dallas, Texas with responsibilities as a financial partner of the firm and prior to that, Mr. Duncan was a manager with Deloitte & Touche LLP. Mr. Duncan previously served on the boards of Meridian Industrial Trust, a former New York Stock Exchange-listed REIT, from 1994 to 1998, American Industrial Properties REIT, a former New York Stock Exchange-listed REIT, from 1996 to 2001, and Square Mile Capital Management, LLC, a diversified real estate investment firm, from 2012 to 2014. Mr. Duncan previously served on the board of the Texas Research and Technology Foundation and the Association of Foreign Investors in Real Estate (AFIRE). Mr. Duncan received a degree from the University of Arizona and is a Certified Public Accountant, Certified Commercial Investment Member, and holds a Texas Real Estate Broker’s License. Mr. Duncan was selected to serve as a director because of his extensive experience as a real estate industry executive with executive investment, capital markets and financial expertise, all of which are expected to bring valuable insight to the board of directors.
Alicia K. Harrison has served as an independent director of our company since June 2016, and as a member of our audit committee since April 2022. Ms. Harrison served as a member of our valuation, compensation and affiliate transactions committee and as chairperson of our nominating and corporate governance committee from August 2018 until March 2022. Ms. Harrison has served on the board of directors and the audit and capital committees of Ryan Companies US, Inc., a national commercial real estate development, design and management company, since May 2012, and as a member of the board of directors and the nominating and governance committee of Independent Bank Group, Inc., a bank holding company (NASDAQ: IBTX), since May 2019. She joined the audit committee of Independent Bank Group, Inc. in May 2020. Previously, Ms. Harrison worked for Wells Fargo & Company and its predecessor banks from 1986 until 2012, when she retired as executive vice president in Commercial Banking. Her responsibilities at Wells Fargo included positions as area manager and group head for Southwest Regional Commercial Banking Office, manager of the Real Estate Department and integration team member for the Government and Institutional Banking Group, integrating the employees and clients of Wachovia Corporation following its acquisition by Wells Fargo in 2008.  Prior to joining Wells Fargo, Ms. Harrison began her banking career in Houston with a predecessor bank of JPMorgan Chase & Co. (MBank) as a banker in the Energy Division after completing the Commercial Training program. Ms. Harrison is a Life Member of the Arizona State University Sun Angel Foundation, and previously served as a trustee of the Sun Angel Foundation and on the boards of directors of the Fresh Start Women’s Foundation, the Greater Phoenix Economic Council, the Phoenix Art

Museum, the Arizona Chapter of the American Red Cross, the Arizona Business Leadership Association and the Arizona Science Center.  Ms. Harrison received a B.S. degree in Finance from Arizona State University and has completed postgraduate courses with the London School of Economics, City of London University Banking and the University of Southern California’s London Graduate School Program.  Ms. Harrison was selected to serve as a director because of her financial services, investment management and real estate experience, all of which are expected to bring valuable insight to the board of directors.
Calvin E. Hollis has served as an independent director of our company since December 2020, and as a member of our compensation committee since April 2022. He served as an independent director of CCIT II from March 2018, as well as a member of CCIT II’s valuation, compensation and affiliate transactions committee and CCIT II’s nominating and corporate governance committee from August 2018 until its merger with GRT in March 2021. Mr. Hollis served as an independent director of CCPT V from March 2018 until its merger with our company in December 2020, and as a member of CCPT V’s valuation, compensation and affiliate transactions committee from August 2018 until its merger with our company in December 2020. Mr. Hollis retired from his position as Senior Executive Officer, Real Estate, Countywide Planning and Development for the Los Angeles County Metropolitan Transportation Authority effective year-end 2017. He served in that position from May 2011 until December 2017. His responsibilities included executive oversight of all real estate operations including acquisitions and dispositions, non-operating property asset management, and the commercial long term ground lease program. From February 2009 to May 2011, Mr. Hollis served as the Acting Chief Executive Officer and then Chief Operating Officer for the Community Redevelopment Agency (“CRA”) of the City of Los Angeles. Prior to joining the CRA, Mr. Hollis served as a Managing Principal with Keyser Marston Associates, Inc. from March 1983 to February 2009, where he provided real estate advisory services to over 150 public, institutional, and private clients in major public-private real estate transactions. Mr. Hollis is a former member of Lambda Alpha and the Urban Land Institute Public Private Partnership Council. Mr. Hollis received a B.A. in Economics from California State University Los Angeles. Mr. Hollis was selected to serve as a director because of his experience with real estate projects and transactions of all types, including his experience with public-private partnerships, all of which are expected to bring valuable insight to the board of directors.
W. Brian Kretzmer has served as an independent director of our company since February 2018, as a member of our audit committee since August 2018, and as a member of our nominating and corporate governance committee since March 2022. He served as a member of the valuation, compensation and affiliate transactions committee from August 2018 until March 2022. Mr. Kretzmer has served as a director of Ziff Davis, Inc. (NASDAQ: ZD) since July 2007, and is a member of the Ziff Davis audit committee. Mr. Kretzmer currently operates his own consultancy practice and is an investor in several private firms where he serves in multiple capacities. From 1999 to 2006, Mr. Kretzmer was Chief Executive Officer of MAI Systems Corporation (which operated principally through its subsidiary, Hotel Information Systems), a provider of enterprise management solutions for lodging organizations. He also served as Chief Financial Officer of MAI Systems Corporation from 1993 to 1996 and 1999 to 2000. Mr. Kretzmer is a thirty-year veteran in technology industries. He served as an independent director of CINAV from February 2018, and as a member of its audit committee and valuation, compensation and affiliate transactions committee from August 2018, until CINAV’s merger with our company in December 2021. He also served as an independent director of CCIT III from February 2018 until its merger with our company in December 2020. Mr. Kretzmer holds a B.A. from Montclair State University and an M.B.A. from Fairleigh Dickinson University. Mr. Kretzmer was selected to serve as a director because of his extensive operational and financial perspective and accounting expertise, in addition to his leadership roles at MAI Systems Corporation, all of which are expected to bring valuable insight to the board of directors.
Jason Schreiber has served as a director of our company since April 2022. Mr. Schreiber has served as a Principal of CIM in its Investments department since May 2016, and as a member of its Investment Committee since 2016. From April 2014 to April 2016, Mr. Schreiber served as a 1st Vice President, Investments, at CIM. He also served at CIM from May 2010 to March 2014 as a Vice President, Investments, and from July 2007 to April 2010 as an Associate, Investments. Prior to joining CIM, Mr. Schreiber served from July 2001 to July 2005 as an Analyst at Goldman, Sachs & Co. Mr. Schreiber received a Master of Business Administration degree from Harvard Business School, and a Bachelor of Arts degree in Economics and the History of Art from Brown University. Mr. Schreiber was selected to serve as a director because of his extensive experience in real estate investments and transactions, which are expected to bring valuable insight to the board of directors.
Avraham Shemesh has served as a director of our company since March 2019. Mr. Shemesh is a Co-Founder and Principal of CIM, with more than 25 years of active real estate, infrastructure and lending experience. Since co-founding CIM in 1994, Mr. Shemesh has been instrumental in building the firm’s real estate, infrastructure and debt platforms. He serves on CIM’s Investment and Real Assets Management Committees, providing guidance on the diverse opportunities available across CIM’s various platforms, and acts as an officer for various CIM entities, including our manager and our property manager. Mr. Shemesh is responsible for CIM’s long-time relationships with strategic institutions and oversees teams essential to acquisitions, portfolio management and internal and external communication. Since March 2014, Mr. Shemesh has served as a director of CMCT. Additionally, he served as a director of CIM Income NAV from January 2019 until CINAV’s merger with our company in December 2021. Mr. Shemesh served as chief executive officer, president and director of CCIT II from February 2018, and as chairman of the board from August 2018, until CCIT II’s merger with GRT in March 2021. He served as chief executive officer and director of CCPT V from March 2018, and as chairman of the board from August 2018 until CCPT V’s merger with our company in December 2020. He also served as a director of CCIT III from January 2019, until CCIT III’s merger with our company in December 2020. Prior to CIM, Mr. Shemesh was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a wide variety of commercial and multifamily properties in Los Angeles. Mr. Shemesh was selected to serve as a director because of his significant experience with the real estate acquisition process and strategic planning as a result of his experience with CIM, including as Co-Founder thereof, as well as his leadership roles at CIM and CMCT, all of which are expected to bring valuable insight to the board of directors.
Howard A. Silver has served as an independent director and a member of our audit committee since October 2019, and has served as the chairman of our audit committee since January 2022. He served as a member of the valuation, compensation and affiliate transactions committee from October 2019 until March 2022. Since February 2021, he has served as an independent director and chairman of the audit committee of Alpine Acquisition Corporation (NASDAQ: REVEU), a special purpose acquisition company. He also served as an independent director and chairman of the audit committee of CCIT III from July 2016, as well as a member of CCIT III’s valuation, compensation and affiliate transactions committee from August 2018, until its merger with our company in December 2020. From 1994 until 2007, Mr. Silver held various positions with Equity Inns, Inc., a publicly listed hospitality REIT on the New York Stock Exchange, including chief executive officer, president, chief financial officer, chief operating officer and secretary. Until the sale of Equity Inns to Whitehall Global Real Estate Funds in October 2007, Equity Inns was the largest hotel REIT focused on the upscale extended stay, all suite and midscale limited service segments of the hotel industry. From 1992 until 1994, Mr. Silver served as chief financial officer of Alabaster Originals, L.P., a fashion jewelry wholesaler. Prior to joining Equity Inns, Mr. Silver was employed by Ernst & Young LLP from 1987 to 1992 and by PricewaterhouseCoopers LLP from 1978 to 1985, both global accounting firms. From 2012 until the sale of the company in 2018, Mr. Silver served as a member of the board of directors and as lead independent director of Education Realty Trust, Inc. (NYSE: EDR), a publicly listed collegiate housing REIT. Mr. Silver has also served as a member of the board of directors and chairman of the audit committee of Jernigan Capital, Inc. (NYSE: JCAP), a publicly listed mortgage REIT focused on lending to self-storage facilities, since April 2015. From January 2014 until the sale of the company in January 2016, he served as a member of the board of directors and as chairman of the audit committee of Landmark Apartment Trust, Inc., a publicly registered, non-listed multifamily REIT, and, from its inception in 2004 through the sale of the company in November 2013, he served as a member of the board of directors and chairman of the audit committee of CapLease, Inc. (NYSE: LSE), a publicly listed net lease REIT. From 2004 until the sale of the company in May 2012, Mr. Silver also served as a member of the board of directors of Great Wolf Resorts, Inc. (NASDAQ: WOLF), a publicly listed family entertainment resort company. Mr. Silver graduated cum laude from the University of Memphis with a B.S. in Accountancy and has been a Certified Public Accountant since 1980. Mr. Silver was selected to serve as a director because of his extensive experience in the real estate industry and accounting, which is expected to bring valuable insight to the board of directors.
Roger D. Snell has served as an independent director of our company since December 2021, and as a member of our compensation committee and our investment risk management committee since April 2022. He previously served as an independent director and chairman of the audit committee of CINAV from September 2011, and as a member of the valuation, compensation and affiliate transactions committee of the CINAV board of directors from August 2018, until CINAV’s merger with the Company in December 2021. Since January 2021, Mr. Snell serves as a member of the board of directors and investment committee of Veritas Investments, Inc., a real estate management firm specializing in mixed-use multifamily and retail properties in the San Francisco Bay area. From September 2021 until April 2022, Mr. Snell served as chief executive officer and a member of the board of directors of Conifer Realty, LLC, a nationally ranked, full-service real estate company specializing in the development, construction, management, and ownership of high-quality, affordable housing communities. Mr. Snell served as chief investment officer of Veritas Investments, Inc. from October 2011 until January 2021. From February 2003 until December 2011, Mr. Snell was the managing director of SIP Investment Partners, a commercial real estate investment firm. From February 1997 to June 2002, Mr. Snell was president and chief executive officer of Peregrine Real Estate Investment Trust, a publicly traded commercial real estate and hotel property REIT that was reorganized into a private company named WinShip Properties. Prior to joining Peregrine, Mr. Snell was managing director of Snell & Co., LLC, an investment advisory firm, in 1996, and president and chief executive officer of Perini Investment

Properties, a publicly traded REIT focusing on commercial real estate and hotel properties (later renamed Pacific Gateway Properties), from January 1993 to January 1996. Prior to joining Perini, Mr. Snell held various leadership positions in other commercial real estate investment and development companies. Mr. Snell received an M.B.A. from Harvard Business School and a B.S. degree from the University of California, Berkeley. Mr. Snell was selected to serve as a director because of his experience as a real estate industry executive with executive investment, capital markets and portfolio management expertise, all of which are expected to bring valuable insight to the board of directors.
Emily Vande Krol has served as a director of our company since April 2022. Ms. Vande Krol has served as a Principal of CIM since March 2022, has been CIM’s Head of Partner Solutions Group since February 2019, and President of CCO Capital, CIM’s registered broker-dealer since December 2019. She joined CIM in 2018 as Senior Vice President of Partner & Co-Investor Relations through the acquisition of Cole Capital and facilitated the integration of the global and private wealth distribution platforms. During her 7-year tenure at Cole Capital, she served in various capacities within the sales and operations of the organization and most recently, from March 2015 to February 2018, as Senior Vice President, Head of Internal Sales. Ms. Vande Krol received her Bachelor of Science degree in Accounting from Arizona State University. She holds FINRA Series 7, 66 and 24 licenses. Ms. Vande Krol was selected to serve as a director because of her extensive managerial and operational experience with externally managed REITs, which is expected to bring valuable insight to the board of directors.
Vote Required; Recommendation
The affirmative vote of a plurality of all the votes cast at a meeting of stockholders duly called at which a quorum is present is necessary for the election of a director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR” a nominee will be considered a vote in favor of such nominee for election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “WITHHOLD” will be considered a vote against such nominee for election as director.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS

CORPORATE GOVERNANCE
Director Attendance at Board Meetings and Annual Stockholder Meeting
The board of directors held six meetings during the fiscal year ended December 31, 2021. Each of our directors at the time attended over ninety percent of all regularly scheduled quarterly meetings of our board of directors and the committees on which he or she served, and over eighty percent of all other meetings of the board and committees on which he or she served, during the fiscal year ended December 31, 2021. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend.
Director Independence
Under the listing standards of either the New York Stock Exchange (the “NYSE”) or the NASDAQ Global Market (“NASDAQ”), upon a listing of our common stock, at least a majority of the Company’s directors would be required to qualify as “independent” as affirmatively determined by the board. Although our shares are not listed for trading on the NYSE or NASDAQ, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Messrs. Duncan, Hollis, Kretzmer, Silver and Snell, and Ms. Harrison, who comprise a majority of our board, meet the current independence and qualifications requirements of the NYSE and NASDAQ.
Board Leadership Structure
Richard S. Ressler serves as both the chairman of our board of directors and our chief executive officer. He is also the chair of the investment risk management committee. Mr. Duncan, our former chairman, is the chair of the nominating and corporate governance committee and the compensation committee, and Mr. Silver is the chair of the audit committee. The nominating and corporate governance committee, the compensation committee and the audit committee are comprised entirely of independent directors, and consider matters for which the oversight of our independent directors is key, including board membership and committee leadership, matters relating to the valuation of the Company’s common stock, and review and approval of transactions with affiliates.
Our board of directors has the authority to select the leadership structure it considers appropriate, considering many factors including the specific needs of our business and what is in the best interests of our stockholders. The independent directors have determined that the most effective board of directors leadership structure for the Company at the present time is for the chief executive officer to also serve as chairman of the board of directors. The independent directors believe that, because the chief executive officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of board deliberations, the chief executive officer is the director best qualified to act as chairman of the board of directors.
The board of directors retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate. The board of directors believes that the current board leadership structure is the most appropriate at this time, given the specific characteristics and circumstances of the Company. With the assistance of the nominating and corporate governance committee, the board of directors will continue to monitor the corporate governance practices of the Company, including the leadership structure of its board of directors.
In addition, although we do not have a lead independent director, in light of the function and make-up of the nominating and corporate governance committee, the compensation committee and the audit committee, and for the reasons further set forth below, the board of directors believes that its current corporate governance practices achieve independent oversight and management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of and communication with our executive officers, as well as the officers and key personnel of our manager. Some of the relevant processes and other corporate governance practices include:
•A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, related party transactions with CIM or any of its affiliates, including our manager, must be approved by the audit committee, which is comprised entirely independent directors.
•Each of our directors is elected annually by our stockholders.

•The board of directors can decline to renew the management agreement with our external manager upon the affirmative vote of two-thirds (2/3) of the independent directors that (1) there has been unsatisfactory performance by the manager that is materially detrimental to the Company or (2) the management fees payable to the manager are not fair.
Board Committees
The board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee, and an investment risk management committee and previously established a special committee and a valuation, compensation and affiliate transactions committee. In March of 2022, in order to further prepare the Company for a potential listing of its common stock on a national securities exchange, the board of directors took action to align its committee structure to the listing requirements of the NYSE and NASDAQ, including the creation of a stand-alone compensation committee and a change in the membership of the nominating and corporate governance committee to consist entirely of independent directors. The valuation, compensation and affiliate transactions committee was concurrently dissolved. At this time, we believe that the charters for our audit committee, compensation committee and nominating and corporate governance committee meet the listing requirements of each of the NYSE and NASDAQ. The audit committee, compensation committee, and nominating and corporate governance committee are each comprised solely of independent directors, and a majority of the members of the investment risk management committee are independent directors.
In addition, a special committee of the board was formed in April 2021 consisting entirely of independent directors in connection with the exploration of the potential merger transaction between the Company and CINAV. For further detail regarding the special committee and the valuation, compensation and affiliate transactions committee, see “- Recently Dissolved Committees” below.
Audit Committee
The audit committee is comprised of Ms. Harrison and Messrs. Kretzmer and Silver, all of whom are independent directors. Mr. Silver serves as the chairman of the audit committee. The audit committee reports regularly to the full board. The audit committee meets on a regular basis at least four times annually, usually in conjunction with regular meetings of the board, and met four times during 2021. The audit committee (i) has direct responsibility for selecting an independent registered public accounting firm registered with the Public Company Accounting Oversight Board (“PCAOB”) to serve as our independent auditors and to audit our annual financial statements, (ii) reviews with the independent registered public accounting firm the plans and results of the audit engagement, (iii) approves the audit and non-audit services provided by the independent registered public accounting firm, (iv) reviews the independence of the independent registered public accounting firm, (v) considers the range of audit and non-audit fees, and (vi) reviews the adequacy of our internal accounting controls with the independent registered public accounting firm.
Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our sponsor’s website at www.cimgroup.com/investment-strategies/individual/managed-reit-corporate-governance.
Although our shares are not listed for trading on any national securities exchange, all members of the audit committee meet the current independence and qualifications requirements of the NYSE and NASDAQ, as well as the applicable rules and regulations of the SEC. While each member of the audit committee has significant financial and/or accounting experience, the board of directors has determined that Messrs. Kretzmer and Silver satisfy the SEC’s requirements for an “audit committee financial expert” and has designated Messrs. Kretzmer and Silver as our audit committee financial experts.
Compensation Committee
The compensation committee is comprised of Messrs. Duncan, Hollis and Snell, all of whom are independent directors. Mr. Duncan serves as the chairman of the compensation committee. The compensation committee was newly formed in March 2022, though its predecessor, the valuation, compensation and affiliate transactions committee met six times during 2021.
The primary focus of our compensation committee is to assist the board of directors in fulfilling its responsibilities with respect to officer and director compensation. The compensation committee assists the board of directors in this regard by: (i) to the extent the Company is responsible for paying the compensation and/or any other employee benefits of the chief executive officer, reviewing and approving our corporate goals with respect to compensation of the chief executive officer and determining the chief executive officer’s compensation; (ii) to the extent the Company is responsible for paying the compensation and/or any other employee benefits of the executive officers of the Company other than the chief executive officer, reviewing and approving compensation levels and benefit plans for such executive officers; (iii) recommending to the board of directors compensation for all non-employee directors, including board of directors and committee retainers, meeting fees and equity-based compensation; (iv) reviewing and approving all company benefit plans, incentive compensation plans, and equity-based plans; and (v) approving and issuing awards under such plans in accordance and consistent with any written guidelines and restrictions established by the board of directors.
Our board of directors has adopted a charter for the compensation committee that sets forth its specific functions and responsibilities. The charter of the compensation committee is available on our sponsor’s website at www.cimgroup.com/investment-strategies/individual/managed-reit-corporate-governance.
Although our shares are not listed for trading on any national securities exchange, all members of the compensation committee meet the current independence and qualifications requirements of the NYSE and NASDAQ, as well as the applicable rules and regulations of the SEC.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee consists of two directors, Messrs. Duncan and Kretzmer, with Mr. Duncan serving as the chairperson of the committee. Following the amendment and restatement of the charter of the nominating and corporate governance committee in March 2022, and the concurrent restructuring of the membership of the nominating and corporate governance committee, all of the members of the nominating and corporate governance committee are independent directors. The committee met one time during 2021.
Our board of directors has adopted a charter for the nominating and corporate governance committee that sets forth its specific functions and responsibilities. The charter of the nominating and corporate governance committee is available on our sponsor’s website at www.cimgroup.com/investment-strategies/individual/managed-reit-corporate-governance.
The primary purpose of the nominating and corporate governance committee is to assist the board of directors in fulfilling its responsibilities with respect to director nominations, corporate governance and board of directors and committee evaluations. The nominating and corporate governance committee assists the board of directors in this regard by: (1) from time to time, reviewing, assessing and making recommendations to the board of directors regarding the size, structure and composition of the board of directors and its committees; (2) establishing criteria for the selection of directors to serve on the board; (3) evaluating the qualifications of candidates for the board, in light of the criteria approved by the board, including candidates proposed by the Company’s management, directors or stockholders, and evaluating the independence of such possible candidates; (4) recommending prospective candidates to the board for nomination by the board at each annual meeting of the stockholders or any special meeting of the stockholders at which directors are to be elected, and for any vacancies or newly created directorships on the board of directors; (5) making recommendations to the board of directors regarding members to serve on committees of the board of directors, taking into account the experience and expertise of each individual director; (6) overseeing an annual evaluation of the board of directors; and (7) developing and recommending to the board of directors a set of corporate governance policies and principles, and periodically re-evaluating such policies and principles for the purpose of suggesting amendments to them if appropriate .
Although our shares are not listed for trading on any national securities exchange, all members of the nominating and corporate governance committee meet the current independence and qualifications requirements of the NYSE and NASDAQ, as well as the applicable rules and regulations of the SEC.
The nominating and corporate governance committee and the board of directors annually review the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in a variety of areas. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings.
Historically, our board of directors has solicited candidate recommendations from its own members and management of the Company. The Company has not employed and does not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our nominating and corporate governance committee and board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the time frame required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our nominating and corporate governance committee and board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
In considering possible candidates for election as a director, the nominating and corporate governance committee and the board of directors are guided by the principles that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our nominating and corporate governance committee and board of directors may also consider an assessment of its diversity, including factors such as, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.
Our nominating and corporate governance committee recommended to the board of directors, and the board of directors nominated each of the nominees for election as a director at the 2022 Annual Meeting of Stockholders.
Investment Risk Management Committee
The investment risk management committee was newly formed in March 2022. The investment risk management committee is comprised of Messrs. Ressler, Duncan and Snell, of whom Messrs. Duncan and Snell are independent directors. Mr. Ressler serves as the chairman of the committee. The investment risk management committee reviews and approves any proposed investments for which our investment guidelines (as in effect at such time) contemplate such review and approval by the board of directors or a duly authorized committee thereof.
Recently Dissolved Committees
Special Committee
A special committee of the board of directors was formed in April 2021 in connection with the exploration of the potential merger transaction between the Company and CINAV. The special committee consisted of Ms. Harrison and Messrs. Duncan, Kretzmer, Silver and Lawrence S. Jones, all of whom are or were independent directors. Mr. Duncan served as the chairman of the special committee. In connection with the formation of the special committee, the board of directors authorized and delegated to the special committee the full power to take any and all actions that it deemed necessary, advisable or appropriate (and to enter into any contracts, agreements, arrangements or understandings as it deemed necessary, advisable or appropriate, in the name and on behalf of the Company) in connection with, or in response to, the exploration of the merger transaction. The Company entered into a merger agreement with CINAV on September 21, 2021, and the merger was consummated in December 2021. The special committee was dissolved upon the consummation of the merger with CINAV.
Valuation, Compensation and Affiliate Transactions Committee
As discussed above, the valuation, compensation and affiliate transactions committee was dissolved in March 2022 as part of the Company’s alignment of its committee structure with the listing requirements of the NYSE and NASDAQ. The valuation, compensation and affiliate transactions committee met six times during 2021.
Prior to its dissolution, the primary purposes of the valuation, compensation and affiliate transactions committee were to: (1) assist the board in satisfying its obligations to determine and provide the fair value of assets of the Company and the determination of the net asset value (“NAV”) per share of the common stock of the Company to comply with all applicable SEC, state and Financial Industry Regulatory Authority (“FINRA”) requirements; (2) oversee the Company’s board compensation programs, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites pertaining to the board and to administer any such plans or programs as required by the terms thereof; (3) periodically review the performance of the Company’s manager and determine whether compensation paid to it was reasonable in relation to the nature and quality of services performed and the investment performance of the Company, and that the provisions of the management agreement were being carried out by the manager; (4) consider for approval any other agreements and transactions between the Company and/or its subsidiaries on the one hand and any of (i) the manager, (ii) CIM and/or its subsidiaries, (iii) a director or officer of the Company, or (iv) an affiliate of the foregoing, on the other hand; and (5) carry out any other duties delegated to it by the board of directors.
Communication with Directors
We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairman of the Board of Directors of CIM Real Estate Finance Trust, Inc., c/o Corporate Secretary, 2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016.
The chairman of the board of directors will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he deems appropriate, depending on the facts and circumstances outlined in the communication received.
The Board’s Role in Risk Oversight
The board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.
The board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of our Company’s executive officers and our manager. In particular, the board of directors is responsible for evaluating the performance of the manager, and may decline to renew the management agreement with our external manager upon the affirmative vote of two-thirds (2/3) of the independent directors that (1) there has been unsatisfactory performance by the manager that is materially detrimental to the Company or (2) the management fees payable to the manager are not fair.
In addition, the audit committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. In addition, we have adopted policies and procedures with respect to complaints related to accounting, internal accounting controls or auditing matters, which enable anonymous and confidential submission of complaints that the audit committee shall discuss with management. Further, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.
Code of Business Conduct and Ethics
Our board of directors has adopted a Code of Business Conduct and Ethics for Principal Executive Officer and Senior Financial Officers that is applicable to our principal executive officer, principal financial officer and principal accounting officer and a Code of Business Conduct and Ethics that is applicable for Independent Directors. These Codes of Business Conduct and Ethics contain general guidelines for conducting our business and are designed to help our officers, directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Codes of Business Conduct and Ethics are located on our sponsor’s website at www.cimgroup.com/investment-strategies/individual/managed-reit-corporate-governance.
If, in the future, we amend, modify or waive a provision in the Codes of Business Conduct and Ethics, we may, rather than file a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.
No Hedging or Pledging of Stock
Directors are prohibited from hedging and pledging the Company’s securities or the securities of any other non-traded real estate investment trust sponsored and managed by CCO Group, LLC (“CCO Group”).

Compensation of Directors
Summary
Directors who are also officers or employees of CIM or its affiliates (Messrs. Ressler. Schreiber and Shemesh and Ms. Vande Krol) do not receive any special or additional remuneration for service on the board of directors or any of its committees. During the year ended December 31, 2021, and for the first quarter of 2022 ended March 31, 2022, each independent director received compensation for service on the board of directors and any of its committees in accordance with the compensation program set forth below:
•an annual board membership retainer of $90,000; and
•an additional annual retainer for each standing committee on which a director serves equal to $25,000 for the committee chair and $15,000 for other members of the committee.
Generally, each director’s aggregate annual board compensation was paid 75% in cash (in four quarterly installments) and 25% in the form of an annual grant of restricted shares of common stock based on the then-current NAV per share at the time of issuance pursuant to the CIM Real Estate Finance Trust, Inc. 2018 Equity Incentive Plan (the “Equity Plan”), as further described below. Restricted stock grants pursuant to the Equity Plan will generally vest one year from the date of the grant. In addition, all directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.
Independent directors who served on a special committee received a one-time payment of $36,000 per special committee, and the chairman of the committee received $54,000 per special committee.
Effective as of April 1, 2022, the board of directors approved a revised compensation program for independent directors providing for an annual cash board membership retainer of $80,000, payable quarterly in arrears. Independent directors serving in the following roles are entitled to receive these additional cash retainers:
•Audit Committee Chair: $20,000;
•Audit Committee Members (other than the Audit Committee Chair): $10,000;
•Compensation Committee Chair and Nominating and Corporate Governance Committee Chair: $15,000; and
•Compensation Committee, Nominating and Corporate Governance Committee and Investment Risk Management Committee Members (other than the Compensation Committee Chair and the Nominating and Corporate Governance Committee Chair)1: 5,000
In addition, each independent director is entitled to an equity award of $80,000, payable in the form of restricted shares of common stock to be issued on October 1 of each year (the “Award Date”) and that vest on the one-year anniversary of the Award Date, subject to the director’s continued service on the board. The award is calculated based on the then-current NAV per share on the Award Date and will be issued pursuant to the Amended and Restated CIM Real Estate Finance Trust, Inc. 2022 Equity Incentive Plan (the “2022 Amended and Restated Equity Plan”). Independent directors will continue to receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.
1 Mr. Ressler, the chairman of our board of directors and our chief executive officer, serves as the chairman of the investment risk management committee and receives no additional compensation for such service.

Director Compensation Table
The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2021:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total Compensation ($)
T. Patrick Duncan	$108,750	$36,250	$—	$—	$145,000
Alicia K. Harrison	$97,500	$32,500	$—	$—	$130,000
Lawrence S. Jones	$170,625	$32,500	$—	$—	$203,125
W. Brian Kretzmer	$90,000	$30,000	$—	$—	$120,000
Howard A. Silver	$90,000	$30,000	$—	$—	$120,000
Marcus E. Bromley	$118,125	$29,887	$—	$—	$148,012
Stephen O. Evans	$118,125	$29,887	$—	$—	$148,012
Robert A. Gary, IV	$118,125	$29,887	$—	$—	$148,012
Calvin E. Hollis	$67,500	$29,887	$—	$—	$97,387
Richard S. Ressler	$—	$—	$—	$—	$—
Avraham Shemesh	$—	$—	$—	$—	$—
Roger D. Snell	$—	$—	$—	$—	$—
Elaine Y. Wong	$—	$—	$—	$—	$—
___________________
(1)Marcus E. Bromley, Stephen O. Evans, Robert A. Gary, IV, Lawrence S. Jones and Elaine Y. Wong served as directors for a portion of the fiscal year ended December 31, 2021, but did not stand for re-election at our 2021 Annual Meeting of Stockholders. Mr. Snell joined the board of directors in December 2021 and did not receive any compensation for his service during 2021. Ms. Wong, an affiliate of the Company, our manager or their affiliates, did not receive additional compensation for her service on the board of directors.
(2)Represents the grant date fair value of the restricted shares of common stock issued pursuant to the Equity Plan, for purposes of Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Each of the independent directors elected prior to the date of grant received a grant of restricted shares of common stock in October 2021, which shares vest approximately one year from the date of grant. The grant date fair value of the restricted shares is based on the estimated NAV per share of the common stock on the grant date, which was $7.20.
Long Term Incentive Plan Awards to Independent Directors Under the Prior Equity Plan
In August 2018, in connection with the approval and implementation of a revised compensation structure for our independent directors, the board of directors approved the Equity Plan, under which 400,000 shares of the Company’s common stock were reserved for issuance and share awards of approximately 306,000 were available for future grant at December 31, 2021.
In October 2021, the Company granted awards of approximately 3,900 restricted shares to each of the independent members of the board of directors (approximately 35,000 restricted shares in aggregate) under the Equity Plan, representing 25% of each independent director’s annual aggregate board compensation for the twelve month period beginning October 2021 (the “2021 Restricted Stock Awards”). Except as noted below, the 2021 Restricted Stock Awards will vest on October 1, 2022, approximately one year from the date of grant.
On November 8, 2021, the valuation, compensation and affiliate transactions committee approved the acceleration of the vesting of all restricted shares for all non-returning independent directors to December 28, 2021, the date on which the Annual Meeting of Stockholders was held. In addition, the board of directors approved the payment of cash compensation to each of the non-returning independent directors, payable in one lump sum following the annual meeting, equal to the cash compensation each non-returning independent director would have received if they had continued to serve as a member of the board of directors through September 30, 2022.
On March 23, 2022, the valuation, compensation and affiliate transactions committee and the board of directors, following the approval of the revised compensation program for independent directors, approved the issuance to each independent member of the board of directors of an additional equity award under the Equity Plan on April 1, 2022 that will vest on October 1, 2022, representing the difference in value between such director’s

October 1, 2021 equity award and $80,000, calculated based on the NAV per share on April 1, 2022, and prorated for the remaining days between April 1, 2022 and September 30, 2022.
On April 27, 2022, our board of directors approved the 2022 Amended and Restated Equity Plan, subject to stockholder approval, the terms of which are described in Proposal 2. Future grants of equity to independent directors will be made pursuant to the 2022 Amended and Restated Equity Plan, if approved by the stockholders.
The 2022 Amended and Restated Equity Plan supersedes and replaces the Equity Plan.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2021, the valuation, compensation and affiliate transactions committee consisted of Messrs. Duncan, Jones, Kretzmer and Silver and Ms. Harrison, all of whom are or were independent directors. In addition, we do not separately compensate our executive officers. Therefore, none of our executive officers participated in any deliberations regarding executive compensation.
During the fiscal year ended December 31, 2021, both of our executive officers served as executive officers (and, in the case of Mr. Ressler, as a director) of CINAV. In addition, Mr. Shemesh and Mr. DeBacker served as executive officers of CCIT (and in the case of Mr. Shemesh, as a director) and Mr. DeBacker served as an executive officer of CMCT, for which Messrs. Ressler and Shemesh serve as directors. Like us, such companies had a valuation, compensation and affiliate transactions committee or compensation committee consisting of independent directors, and they did not separately compensate their executive officers.
Executive Officers
In addition to Richard S. Ressler, the following individual currently serves as an executive officer of the Company:
Nathan D. DeBacker, age 42, has served as our chief financial officer and treasurer since August 2016. Mr. DeBacker is senior vice president of finance & accounting at CIM and has served as the chief financial officer and treasurer of each of the public, non-listed REITs sponsored and managed by affiliates of CCO Group (and, prior to its acquisition by CIM, Cole Capital) since August 2016. He has served as chief financial officer of CMCT and CIM Real Assets & Credit Fund, a continuously-offered closed-ended interval fund managed by affiliates of CIM that seeks to invest in a mix of institutional-quality real estate and credit assets, since March 2019. Mr. DeBacker served as chief financial officer and treasurer of CCIT II from February 2018 until CCIT II’s merger with GRT in March 2021. He also served as chief financial officer and treasurer of CCPT V and CCIT III from August 2016 until CCPT V’s and CCIT III’s respective mergers with our company in December 2020, and chief financial officer and treasurer of CINAV from April 2016 until CINAV’s merger with our company in December 2021. Mr. DeBacker also serves as an officer of various affiliates of CIM including as vice president of CMFT Management, CREI Advisors, LLC and CCO Group since February 2018. He served as the chief financial officer of CCO Capital, CIM’s FINRA registered broker-dealer, from February 2018 to December 2020. From August 2016 to February 2018, Mr. DeBacker served as senior vice president and chief financial officer, Cole REITs, of VEREIT, Inc. (“VEREIT”). Mr. DeBacker was the principal at CFO Financial Services, LLC, a certified public accounting firm that provided accounting, payroll, tax, forecasting and planning, business valuation and investment advisory services to individuals and business organizations, from May 2014 until August 2016. Mr. DeBacker was also registered as an investment adviser representative with Archer Investment Corporation, an investment advisory firm that partners with accountants and CPAs to provide investment management solutions for their clients, from November 2015 until August 2016. From December 2005 until May 2014, Mr. DeBacker worked at Cole Capital, the predecessor to CCO Group, and, following the merger with VEREIT, most recently served as vice president of real estate planning and analysis. From 2002 until 2005, Mr. DeBacker worked as an auditor for the independent public accounting firm of Ernst & Young LLP. Mr. DeBacker earned his Bachelor of Science degree in Accounting from the University of Arizona and is a Certified Public Accountant in Arizona.
Each of our executive officers has stated that there is no arrangement or understanding of any kind between him and any other person relating to his appointment as an executive officer of our Company. We are also not aware of any family relationships among any of the directors or executive officers of the Company.
Compensation of Executive Officers
We have no employees. Our executive officers, including our principal financial officer, are employed by affiliates of CIM and do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.
Our executive officers are also officers of our manager and/or other CIM affiliates, and are compensated by CIM for their services to us. We pay fees to such entities under our management agreement and investment advisory agreement, which agreements also provide for the reimbursement of costs to us for their provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our manager, investment advisor and dealer manager or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
The following table sets forth information as of March 31, 2022 regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors and director nominees, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 437,357,992 shares of common stock outstanding as of March 31, 2022, which were held by approximately 76,737 stockholders of record.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage
Richard S. Ressler(3)	20,000	*
T. Patrick Duncan(4)	18,053	*
Alicia K. Harrison(5)	17,541	*
Calvin E. Hollis(6)	12,587	*
Jason Schreiber	—	*
W. Brian Kretzmer(7)	56,250	*
Avraham Shemesh(3)	20,000	*
Howard A. Silver(8)	23,025	*
Roger D. Snell	30,594
Emily Vande Krol	—	—
Nathan D. DeBacker	—	—
All executive officers and directors as a group (11 persons)	198,050	*
___________________

*	Represents less than 1% of the outstanding common stock.
(1)	The address of each beneficial owner listed is c/o CIM Real Estate Finance Trust, Inc., 2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following March 31, 2022.
(3)	The reported shares are owned directly by CMFT Management. Mr. Ressler and Mr. Shemesh may be deemed to beneficially own the shares owned by CMFT Management because of their positions with CIM, which is the sole common equity member of CCO Group, which owns and controls CMFT Management. Mr. Ressler or Mr. Shemesh each disclaim beneficial ownership of the reported securities except to the extent of his indirect pecuniary interest therein, and nothing herein shall not be deemed an admission that Mr. Ressler or Mr. Shemesh is the beneficial owner of such securities for purposes of Section 16 or for any other purpose.
(4)	Includes 5,034.722 restricted shares of common stock issued under the Equity Plan in connection with Mr. Duncan’s service as a member of the board of directors.
(5)	Includes 4,629.455 restricted shares of common stock issued under the Equity Plan in connection with Ms. Harrison’s service as a member of the board of directors.
(6)	Includes 3,125.000 restricted shares of common stock issued under the Equity Plan in connection with Mr. Hollis’ service as a member of the board of directors.
(7)	Includes 8,996.433 restricted shares of common stock issued under the Equity Plan in connection with Mr. Kretzmer’s service as a member of the board of directors.
(8)	Represents 4,243.906 restricted shares of common stock issued under the Equity Plan in connection with Mr. Silver’s service as a member of the board of directors.

PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED CIM REAL ESTATE FINANCE TRUST INC.

2022 EQUITY INCENTIVE PLAN

On April 27, 2022, our board of directors approved, subject to stockholder approval, the Amended and Restated CIM Real Estate Finance Trust, Inc. 2022 Equity Incentive Plan (referred to in this Proposal 2 as the “2022 Plan”), and recommends that stockholders approve the 2022 Plan.
The 2022 Plan supersedes and replaces the Company’s existing 2018 Equity Incentive Plan (referred to in this Proposal 2 as the “2018 Plan”). Awards that are granted on or after the effective date of the 2022 Plan will be subject to the terms and provisions of the 2022 Plan. The total number of shares of Company common stock reserved and available for issuance under the 2022 Plan at any time during the term of the 2022 Plan shall be 250,000 shares, which is a reduction from 400,000 shares authorized for issuance under the 2018 Plan.
Because we are not subject to stock exchange listing standards requiring stockholder approval of equity compensation plans, stockholder approval of the 2022 Plan is not required. Nevertheless, we are submitting the 2022 Plan to our stockholders for approval as a matter of good corporate governance, and in order to permit the grant of incentive stock options, as required by applicable law.
Purposes of the 2022 Plan
The purpose of the 2022 Plan is to promote the interests of the Company by providing an opportunity to purchase or receive shares of Company common stock or to receive compensation that is based on the appreciation in the value of the Company’s common stock to employees and other service providers of the Company and its affiliates in order to attract and retain such individuals, and provide them with an incentive to work to increase the value of the Company’s shares and a stake in the future of the Company that corresponds with the stake of the Company’s stockholders.
Determination of the Number of Shares Authorized for Issuance under the 2022 Plan
The board of directors considered various factors, including potential burn rate, historical grant practices, aggregate plan cost, potential dilution and equity reserve, in determining the proposed number of shares (250,000 shares) authorized for issuance under the 2022 Plan. We estimate, based on historical grant information, that the availability of 250,000 shares authorized for issuance under the 2022 Plan would provide a sufficient number of shares to enable us to continue to make awards at historical average annual rates for approximately 3 years. The number of shares available for issuance under the 2022 Plan will be proportionately adjusted for changes in the Company’s capital structure, including any stock dividend, stock split, share combination or recapitalization.
In addition, (i) shares reserved under the 2018 Plan but available for issuance as of the effective date, and (ii) awards issued under the 2022 Plan or 2018 Plan that terminate by expiration, cancellation, lapse or otherwise without the issuance of shares will be available for grant under the 2022 Plan.
Description of the 2022 Plan
A description of the material terms of the 2022 Plan is set forth below. This description is qualified in its entirety by the terms of the 2022 Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.
The 2022 Plan is an omnibus equity incentive compensation plan that provides for various stock and option awards. The 2022 Plan is not intended to be a “qualified plan” under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or subject to the Employee Retirement Income Security Act of 1974, as amended.

2022 Plan Termination
The 2022 Plan does not specify a certain termination date. Rather, it will terminate on the date determined by our board of directors or by the committee of our board of directors that administers the 2022 Plan.
Administration of the 2022 Plan
Our board of directors, or compensation committee if designated by our board of directors, will administer the 2022 Plan. Awards under the 2022 Plan to Company “insiders” (generally an officer, director or ten percent beneficial owners of the Company’s shares) must be approved by board of directors or committee members that are “non-employee directors,” as that term is defined in the rules promulgated by the SEC under Section 16 of the Securities Exchange Act of 1934, as amended.
The board or compensation committee may, in its discretion, delegate some or all of its authority and duties under the 2022 Plan to such persons as the board or compensation committee may appoint from time to time.
2022 Plan Participants
The following persons are eligible to participate in the 2022 Plan:
•all of our employees, including our officers, and employees of any of our affiliates;
•our non-employee directors; and
•consultants or advisors to the Company or its affiliates who perform bona fide consulting or advisory services for the Company or any affiliate of the Company.
The selection of the participants who will receive awards is entirely within the discretion of the board of directors or compensation committee. Because persons to whom grants of awards may be made, as well as the number of shares that may be awarded under the 2022 Plan, will be determined from time to time by the board or compensation committee, we cannot at this time indicate the precise number, name or positions of persons who will receive awards or the number of shares for which awards will be granted. However, there are no employees and six non-employee directors currently eligible to receive awards under the 2022 Plan. The number of other persons potentially eligible to participate in the 2022 Plan, if designated by the board or compensation committee, is not currently determinable.
Types of Awards Allowed under the 2022 Plan
The 2022 Plan authorizes the grant of the following types of awards to all eligible participants:
Stock Options. Each option granted under the 2022 Plan entitles the participant to purchase the number of shares of common stock specified at grant at a specified exercise price. Options may be either nonqualified stock options (“NQSOs”) or incentive stock options (“ISOs”), which are intended to qualify for special tax treatment under Section 422 of the Code. ISOs may be granted only to eligible employees of the Company or its subsidiaries. The exercise price of any option must be equal to or greater than the fair market value of a share of common stock on the date the option is granted. In addition, if the option is an ISO that is granted to a ten percent stockholder of the Company, the exercise price may be no less than 110% of the fair market value of a share of common stock on the date such ISO is granted. The term of an option cannot exceed 10 years (or 5 years in the case of an ISO granted to a ten percent stockholder of the Company). A “ten percent stockholder” is a person who owns or is considered to own more than ten percent of the voting power of all classes of stock of the Company or any of its subsidiaries.
An option’s terms and conditions, including the number of shares of common stock to which the option pertains, exercise price, vesting and expiration of the option, are determined by the board or compensation committee and set forth in an award document. These provisions will be determined in the sole discretion of the board or compensation committee and need not be uniform among all options.
Payment for shares of common stock purchased upon exercise of an option must be made in full at the time of the exercise. The board or compensation committee will determine the methods by which the exercise price of an option may be paid, including without limitation, (a) in cash, (b) with shares of common stock (including “net exercise” or “cashless exercise” arrangements, if approved by the board or compensation committee and withholding of shares having a fair market value equal to the aggregate exercise price), (c) by a full recourse promissory note for some or all (to the extent permitted by law) of the exercise price, or (d) by a combination of allowable methods.

Stock Appreciation Rights. A stock appreciation right (“SAR”) is a right to receive the difference between (a) the grant price of the SAR, which will be at least equal to the fair market value of a share of common stock on the date of grant, and (b) the fair market value of a share of common stock on the date of exercise. Upon exercise of an SAR, a participant will be entitled to receive payment in an amount determined by multiplying (i) the difference described in the preceding sentence by (ii) the number of shares of common stock with respect to which the SAR is exercised.
Each SAR grant will be set forth in an award document that will specify the exercise price, the term of the SAR and such other provisions as the board or compensation committee determines. The exercise price of a SAR will equal the fair market value of a share of common stock on the date of grant.
Restricted Stock and Deferred Stock Units. Stock awards may be granted in the form of restricted shares of our common stock (“Restricted Stock”), or restricted units based on the value of our common stock (“Deferred Stock Units,” or “DSUs”). Restricted Stock is a share of common stock granted to a participant that does not become freely transferable until any applicable conditions have been satisfied and any period of restriction has expired. A DSU is a bookkeeping unit, the value of which corresponds to one share of common stock. A DSU does not become payable or settled in shares until any applicable conditions have been satisfied and any period of restriction has expired.
Each grant of Restricted Stock or DSUs will be evidenced by an award document that will specify the period of restriction and other conditions that must be satisfied before the Restricted Stock becomes transferable or the DSUs are paid, the number of shares of common stock (or units tied to the value of a share of common stock) granted, and such other provisions as the board or compensation committee will determine. Restrictions and conditions may include restrictions based upon the achievement of specific performance goals and time-based restrictions on vesting following the attainment of the performance goals.
Except as otherwise provided in the award document, shares of Restricted Stock will become freely transferable by the participant after the applicable conditions have been satisfied and the applicable period of restriction has expired. DSUs will be paid following the close of the period of restriction, provided the applicable conditions are satisfied in the form of cash, shares of common stock, other securities or other property as determined by the board or compensation committee. Restricted Stock or DSUs will be forfeited to the extent that the applicable conditions or restrictions are not satisfied during the period of restriction. Neither Restricted Stock nor DSUs may be transferred for value, encumbered or disposed of (other than pursuant to will or the laws of descent) until the applicable conditions have been satisfied and the applicable period of restriction has expired.
Although participants will be stockholders of record of the Restricted Stock as of the grant date, participants generally will not have the right to vote shares of DSUs during the period of restriction. Unless otherwise determined by the board or compensation committee, cash distributions with respect to Restricted Stock will be paid to the recipient of the award of Restricted Stock on the normal distribution payment dates, and distributions payable in shares of stock will be paid in the form of Restricted Stock having the same terms as the Restricted Stock upon which such distribution is paid.
Distribution Equivalent Rights Tied to DSUs. The board or compensation committee has the authority to grant Distribution Equivalent Rights with respect to DSUs upon the terms and conditions as the board or compensation committee may establish. Each Distribution Equivalent Right entitles a holder to receive, for a period of time to be determined by the board or compensation committee, a payment equal to the periodic distributions declared and paid by the Company on one share of common stock. To the extent the board or compensation committee deems advisable, it will structure the Distribution Equivalent Rights such that they are either exempt from or compliant with Code Section 409A. The board or compensation committee will determine at the time of grant whether payment pursuant to a Distribution Equivalent Right shall be immediate or deferred.
Performance-Based Awards. A “performance-based award” is any stock option or SAR granted under the 2022 Plan, or any other award granted under the 2022 Plan, that the board compensation committee designates as a performance-based award and that is contingent on the achievement of certain pre-established performance goals. At the beginning of the performance period, in addition to the determinations to be made by the board or compensation committee as described above for any particular type of award, the board or compensation committee will determine the size of the award to be granted to the participant, the performance period, and the performance goals. At the end of the performance period, the board or compensation committee will determine the degree of achievement of the performance goals, which will determine the payout. No performance-based award will be earned, vested or paid until the board or compensation committee certifies the attainment of the pre-established performance goals. The performance goals may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of a subsidiary or a division, region, department or function within the Company or any of its subsidiaries.
Non-Employee Director Awards
The board or compensation committee may provide that all or a portion of a non-employee director’s annual retainer, meeting fees and/or other awards or compensation be payable in the form of NQSOs, Restricted Stock, DSUs, and other stock-based awards. The board of directors or compensation committee will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee director’s service as a member of the board of directors. Other than with respect to their retainer and other fees, the board of directors or compensation committee may also grant to our non-employee directors the same types of awards (other than ISOs) under the 2022 Plan that are granted to other participants, upon such terms as the board of directors or compensation committee may determine.
Amendments to the 2022 Plan
The board of directors or the compensation committee may amend the 2022 Plan at any time and from time to time, except that the board of directors or the compensation committee must obtain stockholder approval to adopt any amendment to:
•continue to be able to grant ISOs under Code Section 422; and
•comply with the listing or other requirements of an automated quotation system or stock exchange.
Amendments to Outstanding Award Agreements
The board of directors or the compensation committee may generally amend, modify or terminate any outstanding award, provided that no amendment can:
•be non-compliant with applicable laws; or
•diminish the rights or benefits of the participant with respect to such award without the participant’s consent.
Additional Plan Features
Change in Capitalization and Change of Control. Upon a change in capitalization of the Company (e.g., reorganizations, stock splits, etc.), the share reserve and equity underlying awards may be equitably adjusted by the board to preserve the rights of the participants. Upon a Change of Control (as defined in the 2022 Plan), if outstanding awards are not assumed or substituted by the successor entity, the board or compensation committee, as applicable, may in its sole discretion generally accelerate vesting of awards and provide for a unilateral cancellation and cash-out of awards by the Company. A “Change of Control” means either of the following:
(i) any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; provided, however, that with respect to any such sales, transfers, leases, exchanges, or dispositions of assets pursuant to a plan of liquidation by the Company, a Change of Control shall not have been deemed to occur until the board has completed all required actions pursuant to such plan of liquidation and the winding up of the Company; or
(ii) any transaction pursuant to which persons who are not current stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company.
An initial public offering will not constitute a Change of Control.
Company Repurchase. The Plan provides that the Company may repurchase vested awards at its election upon termination of a participant’s service or employment, with the purchase price determined based on the circumstances of termination.

Forfeiture. The Plan is designed so that awards issued under the Plan may be subject to forfeiture if certain prohibited actions are taken by an award recipient (such as breach of confidentiality or trade secrets, solicitation of customers or employees, etc.).
Compliance with the Company’s Insider Trading Compliance Policy
Shares received from awards granted under the 2022 Plan are subject to the Company’s Insider Trading Compliance Policy, as may be amended from time to time. Prior to selling any shares acquired pursuant to awards granted under the 2022 Plan, participants should ensure that such transactions are permissible under the Insider Trading Compliance Policy and, in particular, that he or she does not possess material, nonpublic information at such time.
Federal Income Tax Consequences of the Awards Granted under the 2022 Plan
The rules concerning the federal income tax consequences with respect to awards made pursuant to the 2022 Plan are technical, and reasonable persons may differ on the proper interpretation of the rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. The following discussion is designed to provide only a brief, general summary description of the U.S. federal income tax consequences associated with the awards, based on a good faith interpretation of the current U.S. federal income tax laws, regulations (including applicable proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth any U.S. federal tax consequences other than income tax consequences and also does not discuss any state, local or non-U.S. tax consequences that may apply. We recommend that 2022 Plan participants consult their own tax advisors as to the tax consequences of their particular situation.
Stock Options. An optionee does not recognize taxable income upon the grant or upon the exercise of an ISO (although the exercise of an ISO may in some cases trigger liability for the alternative minimum tax). Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the excess, if any, of the fair market value of those shares on the date of the sale over the exercise price of the ISO shares. The income is taxed at the long-term capital gains rate if the optionee has not disposed of the stock within 2 years after the date of the grant of the ISO and has held the shares for more than 1 year after the date of exercise (the 2-year and 1-year periods are referred to as “holding periods”). The Company is not entitled to a federal income tax deduction in connection with ISOs if employees receive this favorable tax treatment. ISO holding period requirements are waived when an optionee dies.
If an optionee sells ISO shares before completion of the holding periods, the optionee recognizes ordinary income to the extent of the lesser of: (a) the gain realized upon the sale; or (b) the excess of the fair market value of the shares on the date of exercise over the exercise price of the ISO shares. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition. In the year of any such disposition, the Company will receive a U.S. federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes, if any, as a result of the disposition.
An optionee does not recognize taxable income upon the grant or vesting of an NQSO. Upon the exercise of an NQSO, the optionee recognizes ordinary income to the extent that the fair market value of the shares of common stock received upon exercise of the NQSO on the date of exercise exceeds the exercise price. The Company will receive a U.S. federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the NQSO.
SARs. A participant who exercises an SAR will recognize ordinary income upon the exercise equal to the amount of cash and the fair market value of any shares of common stock received as a result of the exercise. The Company will receive a U.S. federal income tax deduction in an amount equal to the ordinary income that the participant recognizes upon the exercise of the SAR.
Stock Awards. A participant who receives an award of shares that is not subject to any restriction (vested) at time of grant will recognize taxable income in the year in which the award is granted equal to the fair market value of the shares received. A participant who receives an award of Restricted Stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income to the extent and in the first taxable year in which his or her interest in the shares subject to the award becomes either (a) freely transferable or (b) no longer subject to substantial risk of forfeiture. The amount of U.S. federal income is equal to the fair market value of the shares less the value of the consideration, if any, paid for the shares. A participant may elect to recognize U.S. federal income at the time of grant of Restricted Stock in an amount equal to the fair market value of the shares subject to the award (less the value of the consideration paid for the shares) on the date the award is granted by filing an election under Code Section 83(b) within thirty days of the date of the award. The Company will receive a U.S. federal income tax deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which the shares become either (a) freely transferable or (b) no longer subject to substantial risk of forfeiture (or in the taxable year of the award if, at that time, the participant had filed a timely election under Section 83(b) of the Code to accelerate recognition of income). Any gain or loss realized by the participant from a later sale of shares of common stock will be reportable by the participant as a long-term or short-term capital gain or loss.
DSUs. In the case of an award of DSUs, the participant will generally recognize ordinary income in an amount equal to any cash and/or the fair market value of any shares of common stock received on the date of payment. In that taxable year, the Company will receive a U.S. federal income tax deduction in an amount equal to the ordinary income recognized by the participant.
Section 409A. Section 409A of the Code provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of U.S. federal income along with an additional tax equal to 20% of the amount included in U.S. federal income, and interest on deemed underpayments in certain circumstances. While certain awards under the 2022 Plan could be subject to Section 409A (for example, RSUs), the 2022 Plan and awards have been drafted to be exempt from, or comply with, the requirements of Section 409A, where applicable.
Plan Benefits
The actual number and terms of awards that will be granted under the 2022 Plan is not presently determinable, as the board of directors or compensation committee determines whether to grant awards and the terms of the awards.
Vote Required; Recommendation
The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the adoption of the 2022 Plan.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED CIM REAL ESTATE FINANCE TRUST, INC. 2022 EQUITY INCENTIVE PLAN

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Relationship with Independent Registered Public Accounting Firm
The audit committee has engaged Deloitte as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2022. Deloitte has served as our independent registered public accounting firm since our formation in July 2010. Stockholder ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the board of directors is submitting the appointment of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee may reconsider whether or not to retain Deloitte in the future. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company.
Audit and Non-Audit Fees
During the year ended December 31, 2021, Deloitte served as our independent registered public accounting firm and provided certain tax and other services. The audit committee reviewed the audit and non-audit services performed by Deloitte, as well as the fees charged by Deloitte for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by Deloitte for the years ended December 31, 2021 and 2020 are set forth in the table below.

	Year Ended December 31,
Type of Service	2021	2020
Audit fees (1)	$1,277,600	$1,019,500
Audit-related fees	—	—
Tax fees (2)	195,420	104,418
All other fees	—	—
Total	$1,473,020	$1,123,918
___________________

(1)	Represents fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, audits of acquired properties or businesses, property audits required by loan agreements, and statutory audits for our subsidiaries or affiliates.
(2)	Represents fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

Pre-Approval Policies and Procedures
The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.

All requests for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.
Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of the independent auditors. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the audit committee in accordance with this policy, are to be disclosed to the full audit committee at the next regularly scheduled meeting.
All services rendered by Deloitte for the years ended December 31, 2021 and December 31, 2020 were pre-approved in accordance with the policies and procedures described above.
A representative of Deloitte is expected to attend the annual meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Auditor Independence
The audit committee has considered whether the provision of the above noted services is compatible with maintaining our independent registered public accounting firm’s independence and has concluded that the provision of such services has not adversely affected the independent registered public accounting firm’s independence.
Vote Required; Recommendation
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Deloitte as our independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

AUDIT COMMITTEE REPORT
Our management has the primary responsibility for the Company’s accounting and financial reporting process, including the system of internal control over financial reporting, and the preparation of the Company’s financial statements. Deloitte, the Company’s independent registered public accounting firm, is responsible for performing an audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion as to whether the Company’s consolidated financial statements are fairly presented in all material respects in conformity with accounting principles generally accepted in the United States of America (“GAAP”). In this context, the responsibility of the audit committee is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s consolidated financial statements.
In the performance of its oversight function, the audit committee reviewed and discussed with management and Deloitte the Company’s 2021 audited financial statements, and management and Deloitte represented to the audit committee that such audited financial statements were prepared in accordance with GAAP.
The audit committee also reviewed and discussed with Deloitte the matters required to be discussed by applicable requirements of the PCAOB and the SEC. In addition, the audit committee received from Deloitte the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the audit committee concerning independence, and discussed with Deloitte its independence.
The audit committee discussed with Deloitte the overall scope and plans for the audit. The audit committee meets periodically with Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.
Based on these reviews and discussions, the audit committee recommended to the board of directors that the 2021 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

The Audit Committee of the Board of Directors as of March 31, 2022: Howard A. Silver (Chairman) T. Patrick Duncan W. Brian Kretzmer

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
The valuation, compensation and affiliate transactions committee reviewed the material transactions between our affiliates and us during the year ended December 31, 2021. Going forward, such review shall be undertaken by the audit committee. Set forth below is a description of such transactions in which we were participants and the amount involved exceeded or may exceed $120,000, and which any related person of the Company had a direct or indirect material interest. We believe that we have executed all of the transactions set forth below on terms that are fair and reasonable to the Company and on terms no less favorable to us than those available from unaffiliated third parties.
Management Agreement
We are party to an amended and restated management agreement with CMFT Management dated August 20, 2019 (the “Management Agreement”) whereby CMFT Management manages our day-to-day operations and identifies and makes investments on our behalf. In return, we pay to CMFT Management a management fee (the “Management Fee”), payable quarterly in arrears, equal to the greater of (a) $250,000 per annum ($62,500 per quarter) and (b) 1.50% per annum (0.375% per quarter) of the Company’s Equity (as defined in the Management Agreement). Management fees for the year ended December 31, 2021 totaled $47.0 million. We also reimburse CMFT Management for expenses incurred in connection with the provision of services pursuant to the Management Agreement. Such expense reimbursements for the year ended December 31, 2021 totaled $11.6 million.
Our manager is also entitled to receive Incentive Compensation (as defined in the Management Agreement), payable with respect to each quarter, which is generally equal to the excess of (a) the product of (i) 20% and (ii) the excess of (A) Core Earnings (as defined in the Management Agreement) of the Company for the previous 12-month period, over (B) the product of (1) the Company’s Consolidated Equity (as defined in the Management Agreement) in the previous 12-month period, and (2) 7% per annum, over (b) the sum of any Incentive Compensation paid to our manager with respect to the first three calendar quarters of such previous 12-month period (or such lesser number of completed calendar quarters preceding the applicable period, if applicable). No Incentive Compensation was payable during the year ended December 31, 2021.
Our Management Agreement has a term expiring August 20, 2022, and is deemed renewed automatically each year thereafter for an additional one-year period unless the Company provides 180 days’ written notice to the manager after the affirmative vote of 2/3 of the Company’s independent directors. If the Management Agreement is terminated without cause, the manager is entitled to receive a termination fee equal to three times the sum of (a) the average annual Management Fee and (b) the average annual Incentive Compensation during the 24-month period prior to the termination.
Richard S. Ressler, our chief executive officer and president and the chairman of our board of directors, is a vice president of CMFT Management. Additionally, Mr. Shemesh, a director, and Mr. DeBacker, our chief financial officer and treasurer, are officers of CMFT Management.
Investment Advisory and Management Agreement
On December 6, 2019, our wholly owned subsidiary, CMFT Securities Investments, LLC (“CMFT Securities”), entered into an investment advisory and management agreement (the “Investment Advisory and Management Agreement”) with CIM Capital IC Management, LLC, a Delaware limited liability company (the “Investment Advisor”). CMFT Securities was formed for the purpose of holding any securities investments made by the Company. The Investment Advisor, a wholly-owned subsidiary of CIM, is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Pursuant to the Investment Advisory and Management Agreement, the Investment Advisor will manage the day-to-day business affairs of CMFT Securities and its investments in corporate credit and real estate-related securities (collectively, the “Managed Assets”), subject to the supervision of the board of directors.
Pursuant to the Investment Advisory and Management Agreement, our Investment Advisor shall receive an investment advisory fee (the “Investment Advisory Fee”), payable quarterly in arrears, equal to 1.50% per annum (0.375% per quarter) of CMFT Securities’ Equity (as defined in the Investment Advisory and Management Agreement). Because the securities and corporate credit assets that are managed by our Investment Advisor are excluded from the calculation of Management Fees payable by the Company to our manager under the Management Agreement, the total management and advisory fees payable by us to our external advisors are not increased as a result of entering into the Investment Advisory and Management Agreement. In addition, the Investment Advisor is eligible to receive incentive compensation, as described below. In the event that Incentive Compensation is earned and payable with respect to any quarter under the Management Agreement, our manager will calculate the portion of the Incentive Compensation that was attributable to the assets managed by our Investment Advisor and payable to the Investment Advisor (the “Securities Manager Incentive Compensation”). Pursuant to the Investment Advisory and Management Agreement, CMFT Securities will reimburse the Investment Advisor for costs and expenses incurred by the Investment Advisor on its behalf. During the year ended December 31, 2021, no Investment Advisory Fees were paid and no costs and expenses were reimbursed to the Investment Advisor.
The Investment Advisory and Management Agreement shall continue for a term of three years and shall be deemed renewed automatically each year thereafter for an additional one-year period unless CMFT Securities provides 180 days’ written notice to the Investment Advisor after the affirmative vote of 2/3 of our independent directors, or if the Investment Advisor provides 180 days’ written notice to CMFT Securities. If the Investment Advisory and Management Agreement is terminated without cause by CMFT Securities, the Investment Advisor is entitled to receive a termination fee equal to three times the sum of (a) the average annual Investment Advisory Fee and (b) the average annual Securities Manager Incentive Compensation during the 24-month period prior to the termination. CMFT Securities is not required to pay the termination fee if the Investment Advisor terminates the Investment Advisory and Management Agreement, or if the Investment Advisory and Management Agreement is terminated for cause.
Sub-Advisory Agreement
On December 6, 2019, the Investment Advisor entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with OFS Capital Management, LLC, a Delaware limited liability company (the “Sub-Advisor”), to act as an investment sub-advisor to CMFT Securities. The Sub-Advisor is registered as an investment adviser under the Advisers Act and is an affiliate of the Investment Advisor. The Sub-Advisor is responsible for providing investment management services with respect to the corporate credit-related securities held by CMFT Securities. On a quarterly basis, the Investment Advisor will designate 50% of the sum of the Investment Advisory Fee and Securities Manager Incentive Compensation payable to the Investment Advisor, as described above, as sub-advisory fees (“Sub-Advisory Fees”). The Sub-Advisory Fees are paid ratably, as determined pursuant to the Sub-Advisory Agreement, to the Sub-Advisor and any other sub-advisers, if any, that provide services to CMFT Securities. Either party may terminate the Sub-Advisory Agreement with 30 days’ prior written notice to the other party.
Avraham Shemesh, a director, is an officer of the Investment Advisor. Richard S. Ressler, our chief executive officer and president and the chairman of our board of directors, is the co-founder and principal owner of the Sub-Advisor.
Development Management Agreements

On January 7, 2021, we completed foreclosure proceedings to take control of the assets which previously secured our mezzanine loans, including 75 condominium units and 21 rental units across four buildings in New York. Upon foreclosure, and with the approval of our valuation, compensation and affiliate transactions committee, CIM NY Management, LLC, an affiliate of CMFT Management, entered into a Development Management Agreement with our indirect wholly owned subsidiaries that own each of the four buildings (the “Building Owners”), wherein CIM NY Management, LLC will act as project manager in overseeing the development and construction of property improvements in accordance with each respective Development Management Agreement (the “Development Services”). In consideration for the Development Services, CIM NY Management, LLC will receive a development management fee from the Building Owners equal to 4% of the aggregate gross project costs expended during the term of the Development Management Agreement, subject to the conditions in each respective Development Management Agreement. Additionally, CIM NY Management, LLC is reimbursed by the Building Owners for expenses incurred in connection with the Development Services, including services provided that are incidental to but not part of the Development Services. The Development Management Agreement shall remain in effect until the project completion date, and is terminable by either party with fifteen days prior notice to the other party, with or without cause.
Affiliated Investments
In September 2021, we co-invested in $68.4 million in preferred units and $138.8 million in a mortgage loan to a third-party for the purchase of a multi-family, office and retail building in Fort Lauderdale, Florida with CIM Real Assets & Credit Fund, a fund that is advised by affiliates of CMFT Management (“CIM RACR”). The Company invested $63.5 million in the preferred units and originated $129.0 million of the mortgage loan, both of which were still outstanding as of December 31, 2021. CIM RACR invested $4.9 million in the preferred units and originated $9.8 million of the mortgage loan. Subsequent to December 31, 2021, the Company and CIM RACR upsized their investment in the mortgage loan with an additional $6.4 million and $490,000 invested, respectively.

In November 2021, we entered into the Unconsolidated Joint Venture (the “MT-FT JV”) with CMMT Holdings, LLC, a fund that is advised by an affiliate of CMFT Management, for the purposes of investing in the Newpoint JV, LLC. We own 50% of the equity interests of the MT-FT JV and have committed to fund capital to the MT-FT JV up to $112.5 million, of which $53.5 million has been funded.
As a result of the merger with CINAV, we have an investment in CIM UII Onshore, L.P., a fund that is advised by an affiliate of CMFT Management, with a carrying value of $56.0 million as of December 31, 2021.
In October 2021, we invested in a $130.0 million senior loan, with an initial advance of $119.0 million, to a third-party, the proceeds of which were used to finance the acquisition of a property from a fund that is advised by an affiliate of CMFT Management. As of December 31, 2021, $119.0 million of the senior loan was outstanding. An affiliate of CMFT Management serves as the property manager for this property and has entered into a subordination agreement with the Company in connection with the loan. In December 2021, we invested in a $155.0 million senior loan, with an initial advance of $154.0 million, to a third-party, the proceeds of which were used to finance the acquisition of a property from a fund that is advised by an affiliate of CMFT Management. As of December 31, 2021, $154.0 million of the senior loan was outstanding.
Subsequent to December 31, 2021, the Company and CIM RACR co-invested $10.0 million and $1.9 million, respectively, in a corporate senior loan to a third-party. The Sub-Advisor provided investment management services related to this corporate senior loan pursuant to the Sub-Advisory Agreement.
Certain Conflict Resolution Procedures
In order to reduce or eliminate certain potential conflicts of interest, we have adopted policies containing a number of restrictions relating to (1) transactions we may enter into with our sponsor, our manager, any of our directors or any of their respective affiliates, (2) certain future offerings and (3) the allocation of investment opportunities among other real estate programs sponsored by CCO Group. Conflict resolution provisions that are in policies adopted by our board of directors include, among others, the following:

•	We will not purchase or lease properties from our sponsor, our manager, any of our directors or any of their respective affiliates, unless the audit committee determines that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor, unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property from such persons or entities at an amount in excess of its current appraised value as determined by an independent appraiser. In addition, we will not sell or lease a property to our sponsor, our manager, any of our directors or any of their respective affiliates unless the audit committee determines that such transaction is fair and reasonable to us and either the sale price is greater than the cost of the property to us, including acquisition-related expenses, or a majority of the independent directors determines that there is substantial justification for any amount below such cost and that such difference is reasonable. In no event will we sell any such property to such persons or entities at an amount less than its current appraised value as determined by an independent appraiser.

•	We will not make any loans to our sponsor, our manager, any of our directors or any of their respective affiliates, except that we may make loans to wholly-owned subsidiaries and we may make or invest in mortgage loans involving our sponsor, our manager, our directors or their respective affiliates, provided, among other things, that an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved by the audit committee as fair and reasonable to us and on terms no less favorable to us than those available from unaffiliated third parties. In addition, our sponsor, our manager, any of our directors and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by the audit committee as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•	Our property acquisitions and other investments are allocated among us and the programs sponsored by CCO Group pursuant to an asset allocation policy. Pursuant to the policy, in the event that an investment opportunity becomes available that may be suitable for both us or one or more of the other programs sponsored by CCO Group, and for which more than one of such entities has sufficient uninvested funds, an allocation committee, which is comprised entirely of employees of CIM, CCO Group or their respective affiliates (the “Allocation Committee”), will examine the following factors, among others, in determining the entity for which the investment opportunity is most appropriate:

•	the investment objective of each entity;

•	the anticipated operating cash flows of each entity and the cash requirements of each entity;

•	the effect of the acquisition on diversification of each entity’s investments by type of property, geographic area and tenant concentration;

•	whether any of the entities already owns an associated land parcel or building;

•	the amount of funds available to each program and the length of time such funds have been available for investment;

•	the ability of each entity to finance the property, if necessary;

•	the policy of each entity relating to leverage of properties;

•	the income tax effects of the purchase to each entity; and

•	the size of the investment.

If, in the judgment of the Allocation Committee, the investment opportunity may be equally appropriate for more than one program, then the entity that has had the longest period of time elapse since it was allocated an investment opportunity of a similar size and type (e.g., office, industrial or retail properties or anchored shopping centers) will be allocated such investment opportunity.

If a subsequent development, such as a delay in the closing of the acquisition or a delay in the construction of a property, causes any such investment, in the opinion of the Allocation Committee, to be more appropriate for an entity other than the entity that committed to make the investment, the Allocation Committee may determine that another program sponsored by CCO Group will make the investment. Our board of directors has a duty to ensure that the method used for the allocation of the acquisition of properties by other programs sponsored by CCO Group seeking to acquire similar types of properties is applied fairly to us.
In the event that our targeted asset types or investment objectives and criteria cause investment opportunities that are suitable for programs managed by CIM affiliates other than CCO Group to be suitable for us, our manager shall utilize an allocation method similar to the process utilized for the programs sponsored by CCO Group or otherwise ensure that a reasonable method of allocation be adopted with respect to such investment opportunities and applied fairly to us.

•	We will not enter into any other transaction with our sponsor, our manager, any of our directors or any of their affiliates, including the acceptance of goods or services from our sponsor, our manager, any of our directors or any of their affiliates, unless the audit committee approves such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

STOCKHOLDER PROPOSALS
Any proposals by stockholders for inclusion in proxy solicitation material for the 2023 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2023 Annual Meeting of Stockholders, must be received by our secretary, Laura Eichelsderfer, at our offices no later than December 30, 2022, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2023 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2023 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, Laura Eichelsderfer, at our offices no earlier than November 30, 2022 and no later than December 30, 2022. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2022 Annual Meeting of Stockholders other than the matters referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.
The Company’s 2021 annual report to stockholders, filed with the SEC, is posted on our sponsor’s website at www.cimgroup.com/investment-strategies/individual/managed-reit-corporate-governance. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.cimgroup.com/strategies/individual/managed-reit-corporate-governance. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.
HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single proxy statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are company stockholders will be “householding” our proxy materials and annual reports as well.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your shares through a broker, or notify us directly if you are a stockholder of record by contacting us at:
CIM Real Estate Finance Trust, Inc.
2398 East Camelback Road, 4th Floor
Phoenix, Arizona 85016
Attention: Secretary
(602) 778-8700
We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

By Order of the Board of Directors
Laura Eichelsderfer
Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

APPENDIX A

AMENDED AND RESTATED
CIM REAL ESTATE FINANCE TRUST, INC.
2022 EQUITY INCENTIVE PLAN
1Purpose
The purpose of this Plan is to promote the interests of the Company, and any Parent or Subsidiary thereof, by providing the opportunity to purchase or receive Shares or to receive compensation that is based upon appreciation in the value of Shares to Eligible Recipients in order to attract and retain Eligible Recipients and providing Eligible Recipients an incentive to work to increase the value of Shares and a stake in the future of the Company that corresponds to the stake of each of the Company’s Stockholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Deferred Stock Units and Stock Appreciation Rights to aid the Company, and any Parent or Subsidiary thereof, in obtaining these goals.
The Plan was originally adopted by the Company (formerly known as Cole Credit Property Trust IV, Inc.) effective August 18, 2018 as the Cole Credit Property Trust IV, Inc. 2018 Equity Incentive Plan, and is amended and restated in its entirety as provided herein. This amendment and restatement of the Plan does not adversely impact any outstanding Stock Incentive of any Participant prior to the Effective Date. To the extent that the terms of this amended and restated Plan document differ from or conflict with the Plan document and Stock Incentive Agreement applicable to such Stock Incentives granted prior to the Effective Date (the “Prior Documents”) in a manner that diminishes the rights or benefits of a Participant, the Prior Documents shall control.
2Definitions
Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Stock Incentive Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender. Note that some definitions may not be used in this Plan, and may be inserted here solely for possible use in Stock Incentive Agreements issued under this Plan.
2.1Amendment Date means, with respect to any amendment to this Plan pursuant to Section 12 referenced in Section 9.1, the earlier of (1) date on which this Plan is so amended by the Board, or (2) the date on which such amendment is approved by the Stockholders.
2.2Board means the Board of Directors of the Company.
2.3Business means developing, marketing, selling, or providing services related to (i) those products and services that are the same as or substantially similar to the products and services offered and/or provided by the Company (ii) the support, maintenance or related services related to the provision of the services and products provided in clause (i), or (iii) any other business engaged in by the Company.
2.4Cause shall be defined as set forth in a written employment agreement between the Participant and the Company, a Parent or a Subsidiary in existence as of the grant date, or, if no such written agreement exists or if “Cause” is not defined in such written employment agreement, “Cause” shall mean an act or acts by a Participant involving (a) the use for profit or disclosure to unauthorized Persons of confidential information or trade secrets of the Company, a Parent or a Subsidiary, (b) the breach of any contract with the Company, a Parent or a Subsidiary, (c) the violation of any fiduciary obligation to the Company, a Parent or a Subsidiary, (d) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, (e) a felony conviction or the failure to contest prosecution of a felony, (f) willful misconduct, dishonesty, misrepresentation, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts, (g) gross negligence in performing assigned duties or responsibilities on behalf of the Company, a Parent or a Subsidiary (other than a failure resulting from Disability) after written notice thereof from the Company describing the failure to perform such duties or responsibilities and giving 30 days to correct such failure, (h) the violation of any federal, state, or local law or regulation applicable to the business of the Company, a Parent or a Subsidiary, or (i) being convicted of, or entering a plea of nolo contendere to, any crime or committing any act of moral turpitude, (j) substantial and repeated failure to perform duties as reasonably directed by the Board or Participant’s direct reports, as applicable, (k) gross negligence, willful misconduct or breach of fiduciary duty with respect to the Company, a Parent or a Subsidiary or any of their customers, suppliers, licensors, licensees, employees or other business relation, (l) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other conduct causing the Company, a Parent or a Subsidiary substantial public disgrace or disrepute or substantial economic harm, (m) any act or omission aiding or abetting a competitor, supplier or customer of the Company, a Parent or a

Subsidiary to the material disadvantage or detriment of the Company, a Parent or a Subsidiary or (n) a material failure to observe policies or standards regarding employment practices (including nondiscrimination and sexual harassment policies) as approved by the Board from time to time.
2.5Change of Control means either of the following:
(a)any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; provided, however, that with respect to any such sales, transfers, leases, exchanges, or dispositions of assets pursuant to a plan of liquidation by the Company, a Change of Control shall not have been deemed to occur until the Board has completed all required actions pursuant to such plan of liquidation and the winding up of the Company; or
(b)any transaction pursuant to which Persons who are not current Stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the Stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company;
However, notwithstanding the foregoing, in no event shall an Initial Public Offering of the Company’s common stock constitute a Change of Control. Notwithstanding any other provision of the Plan or a Stock Incentive Agreement to the contrary, to the extent that a Stock Incentive under the Plan constitutes nonqualified deferred compensation subject to Code §409A and is payable upon a Change of Control, an event shall not be considered to be a Change of Control under the Plan with respect to such Stock Incentive unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Code §409A.
2.6Change of Control Value of a Share, with respect to a Change of Control, shall mean the Fair Market Value of a Share as of the date of such Change of Control as determined by the Board in its complete and absolute discretion; provided, however, in determining such Fair Market Value, the Board shall not take into account any “change of control consideration” which is escrowed and paid at a date later than the Change of Control or which is subject to an “earnout” provision with post-Change of Control performance contingencies. The intent is that in determining Change of Control Value, the Board may make a subjective determination of the Fair Market Value of a Share without taking into account amounts that may be paid for a Share at a point in time occurring later than the date of the Change of Control, which will eliminate issues associated with deferred compensation. For purposes of this Section 2.6, the term “change of control consideration” shall mean, with respect to a Change of Control, all cash, debt or equity securities and other property paid or issued by an acquiring Person to the Company and/or its Stockholders in consideration for such Change of Control.
2.7Code means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
2.8Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5.3 hereof. Any such committee shall be comprised entirely of Directors.
2.9Company means CIM Real Estate Finance Trust, Inc., a Maryland corporation, and any successor to such organization.
2.10Confidential Information means (a) information of the Company, or any Parent or Subsidiary thereof, to the extent not considered a Trade Secret under applicable law, that (i) relates to the business of the Company, or any Parent or Subsidiary thereof, (ii) was disclosed to Participant or of which Participant became aware of as a consequence of Participant’s relationship with the Company, or any Parent or Subsidiary thereof, (iii) possesses an element of value to the Company, or any Parent or Subsidiary thereof, (iv) is not generally known to the Company’s competitors (or any competitor of any Parent or Subsidiary thereof), and (v) would damage the Company, or any Parent or Subsidiary thereof, if disclosed, and (b) information of any third party provided to the Company, or any Parent or Subsidiary thereof, which the Company, or any Parent or Subsidiary thereof, is obligated to treat as confidential, including, but not limited to, information provided to the Company, or any Parent or Subsidiary thereof, by its licensors, suppliers, Customers, or Prospective Customers. Confidential Information includes, but is not limited to, (i) future business plans, (ii) the composition, description, schematic or design of products, future products or equipment of the Company, or any Parent or Subsidiary thereof, or any third party, (iii) communication systems, audio systems, system designs and related documentation, (iv) advertising or marketing plans, (v) information regarding independent contractors, employees, clients, licensors, suppliers, Customers, Prospective Customers, or any third party, including, but not limited to, Customer lists and Prospective Customer lists compiled by the Company, or any Parent or Subsidiary thereof, and Customer and Prospective Customer information compiled by the Company, or any Parent or Subsidiary thereof, (vi) information concerning the Company’s, or any

Parent or Subsidiary’s, or a third party’s financial structure and methods and procedures of operation, (vii) price lists, (viii) financial information and projections, (ix) personnel data, (x) any other document or information marked or otherwise identified as confidential or proprietary, and (xi) if so marked, any equity award of other agreement entered into by Participant pursuant to this Plan. Confidential Information includes information developed by the Participant in the course of his employment by the Company or any Parent or Subsidiary thereof as if the Company furnished the same Confidential Information to the Participant in the first instance. Confidential Information shall not include any information that (i) is or becomes generally available to the public other than as a result of an unauthorized disclosure, (ii) has been independently developed and disclosed by others without violating this Plan or the legal rights of any party, or (iii) otherwise enters the public domain through lawful means.
2.11Contact means, with respect to a Participant, any interaction between such Participant and a Customer or Prospective Customer which takes place in an effort to establish, maintain, and/or further a business relationship on behalf of the Company, or any Parent or Subsidiary thereof.
2.12Continuous Service means the absence of any interruption or termination of service as an Employee or Key Person. Continuous Service shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence as approved by the Board or the chief executive officer of the Company, or any Parent or Subsidiary thereof, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company, or any Parent or Subsidiary thereof, policy adopted from time to time; or (iv) transfers between locations of the Company, or any Parent or Subsidiary thereof, or between Company, a Parent, or a Subsidiary, or any successors to such organization. However, notwithstanding anything in the foregoing to the contrary, the Board shall have complete and absolute discretion to determine whether an Employee or Key Person is in the Continuous Service of the Company, a Parent, or Subsidiary at any time.
2.13Customer means any Person to whom the Company, or any Parent or Subsidiary thereof, has sold its products or services.
2.14Deferred Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share that is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.
2.15Disability means a “disability” within the meaning of Code §22(e)(3), provided that the Board shall have complete and absolute discretion to determine whether a Participant incurs a Disability. Notwithstanding the foregoing, for Stock Incentives that are subject to Code §409A, Disability shall mean that a Participant is disabled under Code §409A (a)(2)(C)(i) or (ii).
2.16Director means a member of the Board.
2.17Effective Date means the “Effective Date” as set forth in Section 4 of this Plan.
2.18Eligible Recipient means an Employee and/or a Key Person.
2.19Employee means a common law employee of the Company, a Subsidiary or a Parent.
2.20Exchange Act means the Securities Exchange Act of 1934, as amended.
2.21Exercise Price means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.
2.22Fair Market Value of each Share on any given date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per Share cannot be ascertained or is unavailable for such date, the Fair Market Value per Share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):
(a)If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination or, if the stock exchange or national market on which the Shares trade is not open on the date of determination, the last business day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or
(b)If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer “bid” and “ask” prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

(c)In the absence of an established public trading market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.
2.23Forfeiture Activities means, with respect to a Participant, any of the following:
(a)Trade Secrets & Confidential Information. Such Participant (i) uses, discloses, or reverse engineers, divulges, sells, exchanges, furnishes, gives away, or transfers in any way the Trade Secrets or the Confidential Information for any purpose other than the Company’s Business, or the Business of any Parent or Subsidiary thereof, except as authorized in writing by the Company, or any Parent or Subsidiary thereof; (ii) during the Participant’s employment or other service with the Company, or any Parent or Subsidiary thereof, uses, discloses, reverse engineers, divulges, sells, exchanges, furnishes, gives away, or transfers in any way (a) any Confidential Information or Trade Secrets of any former employer or third party, or (b) any works of authorship developed in whole or in part by the Participant during any former employment or for any other party, unless authorized in writing by the former employer or third party; or (iii) after the Participant’s cessation of services for the Company, or any Parent or Subsidiary thereof, (a) retains any Trade Secrets or Confidential Information, including any copies existing in any form (including electronic form), which are in Participant’s possession or control, or (b) destroys, deletes, or alters any Trade Secrets or Confidential Information without the Company’s (or any Parent’s or Subsidiary’s) prior written consent. The Forfeiture Activities under this subsection (a) shall: (i) with regard to the Trade Secrets, remain in effect and be applicable as long as the information constitutes a Trade Secret under applicable law, and (ii) with regard to the Confidential Information, remain in effect for so long as such information constitutes Confidential Information as defined in this Plan. The confidentiality, property, and proprietary rights protections available in this Plan are in addition to, and not exclusive of, any and all other rights to which the Company, or any Parent or Subsidiary thereof, is entitled under federal and state law, including, but not limited to, rights provided under copyright laws, trade secret and confidential information laws, and laws concerning fiduciary duties.
(b)Solicitation of Customers. During the Forfeiture Period of such Participant, the Participant directly or indirectly, solicits, contacts, or attempts to solicit or contact, any Customer for the purpose of selling or providing any products or services competitive with the Business, provided that such Participant had Contact with such Customer at any time during the period in which the Participant was employed by or performed services for the Company, or any Parent or Subsidiary thereof. Nothing in this subsection (b) shall be construed to include any Customer of the Company, or any Parent or Subsidiary thereof (i) to which such Participant never sold or provided any products or services while employed by or providing services to the Company, or any Parent or Subsidiary thereof, (ii) that explicitly severed its business relationship with the Company, or any Parent or Subsidiary thereof, unless such Participant, directly or indirectly, caused or encouraged the Customer to sever the relationship, or (iii) to which Participant is selling or providing products or services the Company, or any Parent or Subsidiary thereof, no longer offers.
(c)Solicitation of Prospective Customers. During the Forfeiture Period of such Participant, the Participant, directly or indirectly, solicits any Prospective Customer of the Company, or any Parent or Subsidiary thereof, for the purpose of selling or providing any products or services competitive with the Business, provided that such Participant had Contact with such Prospective Customer during the last year of the period in which Participant was employed by or performed services for the Company, or any Parent or Subsidiary thereof (or during such period if employed or providing services for less than a year). Nothing in this subsection (c) shall be construed to include Prospective Customers of the Company, or any Parent or Subsidiary thereof, to which Participant is selling or providing any products or services which the Company, or any Parent or Subsidiary thereof, no longer offers.
(d)Solicitation of Forfeiture Period Employees. During the Forfeiture Period of such Participant, the Participant, directly or indirectly, solicits, recruits or induces any Forfeiture Period Employee to (a) terminate his employment or service relationship with the Company, or any Parent or Subsidiary thereof, or (b) work for any other Person engaged in the Business. This subsection (d) shall only apply to Forfeiture Period Employees (i) with whom such Participant had Material Interaction, or (ii) such Participant, directly or indirectly, supervised.
(e)Non-Disparagement. During the Forfeiture Period of such Participant, the Participant makes any disparaging or defamatory statements, whether written or oral, regarding the Company, or any Parent or Subsidiary thereof. This shall not preclude the Participant from responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

2.24Forfeiture Period means, with respect to a Participant, the time period during which such Participant is employed with, or is performing services for, the Company, or any Parent or Subsidiary thereof, and for a period of two (2) years thereafter.
2.25Forfeiture Period Employee means any Person who (a) is employed by or providing services to the Company, or any Parent or Subsidiary thereof, at the time Participant ceases to perform services for the Company, or any Parent or Subsidiary thereof, or (b) was employed by or providing services to the Company, or any Parent or Subsidiary thereof, during the last year in which Participant performed services for the Company, or any Parent or Subsidiary thereof (or during the period in which the Participant performed services for the Company, or any Parent or Subsidiary thereof, if the Participant performed services for the Company, or any Parent or Subsidiary thereof, for less than a year).
2.26Good Reason shall be defined as set forth in a written employment agreement between the Participant and the Company, a Parent or a Subsidiary in existence as of the grant date, or, if no such written agreement exists or if “Good Reason” is not defined in such written employment agreement, “Good Reason” shall exist if (i) the Company, or any Parent or Subsidiary thereof, without the consent of a Participant who is performing services for the Company, or any Parent or Subsidiary thereof, materially (a) diminishes such Participant’s base compensation, (b) diminishes such Participant’s authority, duties or responsibilities, (c) changes the geographic location at which such Participant must perform the services, or (d) breaches, whether by action or inaction, the agreement under which such Participant provides services; (ii) such Participant provides written notice to the Company, or any Parent or Subsidiary thereof, of the existence of such condition described in subsection (i) of this paragraph within thirty (30) days of the initial existence of such condition and provides the Company, or any Parent or Subsidiary thereof, with thirty (30) days to remedy such condition (the “Cure Period”); (iii) the Company, or any Parent or Subsidiary thereof, fails to remedy such condition within the Cure Period; and (iv) Participant elects to resign within thirty (30) days of the expiration of the Cure Period.
2.27Initial Public Offering means the closing of the Company’s initial public offering of any class or series of the Company’s equity securities pursuant to an effective registration statement filed by the Company under the Securities Act.
2.28Insider means an individual who is, on the relevant date, an officer, Director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
2.29ISO or Incentive Stock Option means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code §422 as an incentive stock option.
2.30Key Person means (a) a member of the Board who is not an Employee, or (b) a consultant or advisor of the Company or its Parent or Subsidiary; provided, however, that any such consultant or advisor must be a Person who is providing or will be providing bona fide services to the Company, a Subsidiary or, as applicable, a Parent, with such services (i) not being in connection with the offer or sale of securities in a capital-raising transaction, and (ii) not directly or indirectly promoting or maintaining a market for securities of the Company, a Subsidiary or a Parent, within the meaning of Section 701 of the Securities Act.
2.31Material Interaction means, with respect to a Participant, any interaction between such Participant and a Forfeiture Period Employee which relates or related, directly or indirectly, to the performance of such Participant’s duties or the Forfeiture Period Employee’s duties for the Company, and any Parent or Subsidiary thereof.
2.32NQSO or Non-Qualified Stock Option means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code §422.
2.33Option means a right to purchase Shares pursuant to the terms of the Plan at a stated price for a specified period of time. For purposes of the Plan, an Option may be either an ISO or a NQSO.
2.34Outside Director means a Director who is not an Employee and who qualifies as (a) a “non-employee director” under Rule 16b-3(b)(3) under the Exchange Act, as amended from time to time, and (b) an “outside director” under Code §162(m) and the regulations promulgated thereunder.
2.35Parent means any entity (other than the entity employing a Participant or for which a Participant is performing services) in an unbroken chain of entities ending with the entity employing a Participant or for which a Participant is performing services if, at the time of the granting of the Stock Incentive, each of the entities other than the entity employing the Participant or for which a Participant is performing services owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Parent shall mean any entity (other than the entity employing a Participant or for which a Participant is performing services) in an unbroken chain of entities ending with the entity employing a Participant or for which a Participant is performing services if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the entities other than the entity employing the Participant or for which a Participant is performing services owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entity in such chain.
2.36Participant means an individual who receives a Stock Incentive hereunder.
2.37Person means an individual or entity.
2.38Plan means this Amended and Restated CIM Real Estate Finance Trust, Inc. 2022 Equity Incentive Plan, as may be amended from time to time.
2.39Prospective Customer means any Person to which the Company, or any Parent or Subsidiary thereof, has solicited to sell its products or services.
2.40Restricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock Incentive Agreement pertaining to the award and may be subject to forfeiture by the Participant until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such Shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.
2.41SAR Exercise Price means the amount per Share specified in a Stock Incentive Agreement with respect to a Stock Appreciation Right, which when subtracted from the Fair Market Value of a Share on exercise of such Stock Appreciation Right, determines the payment which the holder of such Stock Appreciation Right may be entitled to receive.
2.42Securities Act means the Securities Act of 1933, as amended.
2.43Separation from Service means a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h) (without giving effect to any elective provisions that may be available under such provisions).
2.44Share means one share of common stock of the Company, and any other securities or property issued in exchange therefor or in lieu thereof as provided herein.
2.45Specified Employee means a “specified employee” as defined in Treas. Reg. §1.409A-1(i) using the identification methodology selected by the Company from time to time.
2.46Stock Appreciation Right means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the Participant, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the SAR Exercise Price noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.
2.47Stock Incentive means an ISO, a NQSO, a Restricted Stock Award, a Deferred Stock Unit, or a Stock Appreciation Right.
2.48Stock Incentive Agreement means an agreement between the Company and a Participant evidencing an award of a Stock Incentive.
2.49Stockholder means a Person who owns stock of the Company.
2.50Stockholder Approval Date means the date that the Stockholders approve this amended and restated Plan, as described in Section 4.
2.51Subsidiary means any entity (other than the entity employing such Participant or for which such Participant is performing services) in an unbroken chain of entities beginning with the entity employing such Participant if, at the time of the granting of the Stock Incentive, each of the entities other than the last entity in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Subsidiary shall mean any entity (other than the entity employing such Participant or for which such Participant is performing services) in an unbroken chain of entities beginning with the entity employing such Participant if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the entities other than the last entity in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in such chain.

2.52Ten Percent Shareholder means a Person who owns (after taking into account the attribution rules of Code §424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of either the Company, a Subsidiary or a Parent. For purposes of the preceding sentence, stock owned (directly or indirectly) by or for a Person’s brothers and sisters (whether by the whole or half-blood), spouse, ancestors and lineal descendants will be considered to be owned by the Person, and if a domestic or foreign corporation, partnership, estate or trust owns (directly or indirectly) stock, those shares are considered to be owned proportionately by or for the Stockholders, partners, or beneficiaries of the corporation, partnership, estate or trust. The extent to which stock held by a Person as a trustee of a voting trust is considered owned by such Person is determined under all of the facts and circumstances. Stock that a Person may purchase under outstanding options is not treated as stock owned by such Person. In interpreting the foregoing, the provisions of Treas. Reg. §1.422-2(f)(2) shall govern.
2.53Trade Secrets means information of the Company, or any Parent or Subsidiary thereof, and its licensors, suppliers, clients and customers, without regard to form, including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, a list of actual Customers, clients, licensors, or suppliers, or a list of Prospective Customers, clients, licensors, or suppliers which is not commonly known by or available to the public and which information (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other Persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.
3Shares Subject to Stock Incentives
3.1Maximum Aggregate Shares Issuable Pursuant to Stock Incentives. The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed Two Hundred and Fifty Thousand (250,000) Shares, as adjusted pursuant to Section 10. This limit shall include (a) the number of Shares available for issuance as of immediately prior to the amendment and restatement of this Plan, plus (b) those Shares issued under this Plan prior to its amendment and restatement that are forfeited or repurchased by the Company. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, from Shares which have been reacquired by the Company, from Shares paid to the Company pursuant to the exercise of Stock Incentives issued under the Plan, or from Shares withheld by the Company for payment of taxes.
3.2Determination of Maximum Aggregate Shares Issuable. Any Shares subject to a Stock Incentive that remain un-issued after the cancellation, expiration, lapse or exchange of such Stock Incentive thereafter shall again become available for use under this Plan. Only the net number of Shares that are issued pursuant to the exercise of an Option shall be counted as issued in applying the provisions of Section 3.1 above in the case of an Option which is exercised through a “cashless” or “net share” exercise as described in Section 7.2(e).
3.3Maximum Aggregate Shares Issuable ISO Limitation. The total maximum number of Shares that may be issued pursuant to the exercise of ISOs under this Plan shall at all times be exactly the same as the total maximum number of Shares that may be issued pursuant to Stock Incentives under this Plan pursuant to the preceding Sections of this Section 3.
4Effective Date
The Effective Date of this Plan shall be the date it is adopted by the Board (the “Adoption Date”), or such delayed effective date as the Board may specify, as noted in resolutions effectuating such adoption. This Plan shall be subject to the approval of the Stockholders of the Company within twelve (12) months after the date on which this Plan is adopted by the Board, disregarding any contingencies or delayed effective date relative to such adoption. In the event that Stockholder approval of this Plan is not obtained, or in the event that this Plan is not subjected to the approval of the Stockholders, then any Stock Incentives granted under this Plan shall nonetheless be deemed granted pursuant to the authority of the Board; provided, however, any such Option granted which was intended to be an ISO shall instead be a NQSO. Should this Plan be rejected by the Stockholders after being submitted to the Stockholders for their approval, the Plan shall immediately terminate at that time, and no further grants shall be made under this Plan thereafter. Notwithstanding the foregoing, no ISO shall be exercisable prior to the Stockholder Approval Date unless the Participant receiving such ISO agrees that the ISO shall instead be treated as a NQSO for all purposes, and any exercise of an ISO by a Participant prior to the date that Stockholder approval of this Plan is obtained shall automatically be deemed to be such an agreement by the exercising Participant.
5Administration
5.1General Administration. This Plan shall be administered by the Board. The Board, acting in its complete and absolute discretion, shall exercise all such powers and take all such action as it deems necessary or desirable to carry out the purposes of this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board’s actions shall be binding on the Company, or any Parent or Subsidiary thereof, on each Participant, and on each other Person directly or indirectly affected by such actions.
5.2Authority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Participants who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations that may be necessary or advisable for the administration of the Plan.
5.3Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) Director or to one or more other Persons to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee and any other Persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee or other delegate (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee or other delegate shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee or other delegate where the Board has delegated its authority to the Committee or other delegate, and any action by the Committee or other delegate pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from Section 16(b) of the Exchange Act.
5.4Decisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, or any Parent or Subsidiary thereof, its Stockholders, Directors, Participants, and their estates and beneficiaries.
5.5Indemnification for Decisions. No member of the Board or the Committee (or a subcommittee thereof) shall be liable in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. Service on the Committee (or a subcommittee thereof) shall constitute service as a Director of the Company, so that the members of the Committee (or a subcommittee thereof) shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to its articles of incorporation, bylaws and applicable law. In addition, the members of the Board, or the Committee (or a subcommittee thereof) shall be indemnified by the Company against the following losses or liabilities reasonably incurred in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company: (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The Company shall not indemnify or hold harmless the member of the Board or the Committee (or a subcommittee thereof) if: (a) in the case of a Director (other than an independent Director of the Company), the loss or liability was the result of negligence or misconduct by the Director, or (b) in the case that the Director is an independent Director of the Company, the loss or liability was the result of gross negligence or willful misconduct by the Director or would not be allowed under applicable law. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from the Stockholders of the Company.
5.6Majority Rule. A majority of the members of the Board (or its delegate) shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Board (or its delegate), shall constitute action of the Board.
6Eligibility
Eligible Recipients selected by the Board shall be eligible for the grant of Stock Incentives under this Plan, but no Person shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient. Only Employees shall be eligible to receive a grant of ISOs.
7Terms of Stock Incentives
7.1Terms & Conditions of All Stock Incentives.
(a)Grants of Stock Incentives. The Board, in its complete and absolute discretion, shall grant Stock Incentives under this Plan from time to time and, to the extent allowed by Sections 7.2(j) and 7.3(g) herein, shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives, including, but not limited to, exchanges of Options for the purpose of achieving a lower Exercise Price. Stock Incentives shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions. The conditions and restrictions for a Stock Incentive need not be uniform among all Stock Incentives issued pursuant to the Plan.
(b)Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its complete and absolute discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.
(c)Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its complete and absolute discretion may, subject to the provisions of the Plan and applicable law, from time to time determine.
(d)Date of Grant. The date a Stock Incentive is granted shall be the date on which the Board (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive, (3) has taken all such other action necessary to direct the grant of the Stock Incentive, and (4) if applicable, any conditions imposed on such grant by the Board have been fulfilled. ISOs under this Plan must be granted within ten (10) years from the earlier of the Adoption Date and the Stockholder Approval Date.
7.2Terms & Conditions of Options.
(a)Grant of Options. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law (including Code §409A and in the case of ISOs, Code §422), including (without limitation) a restriction on the number of Shares subject to the Option that first become exercisable during any calendar year. If an Option is not specifically designated as an ISO, then the Option shall be a NQSO. The Board and/or the Company shall have complete and absolute discretion to modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.
(b)Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company, or any Parent or Subsidiary thereof, and its other officers, the duties of the Eligible Recipient, the present and potential contributions of the Eligible Recipient to the success of the Company, or any Parent or Subsidiary thereof, and other factors deemed relevant by the Board, in its complete and absolute discretion, in connection with accomplishing the purpose of this Plan. A Participant who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a NQSO to a Participant on the same date, the right of the Participant to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.
(c)Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. If an Option is a NQSO, the Exercise Price of a Share shall be no less than (1) the minimum price required by applicable state law, or (2) the minimum price required by the Company’s governing instrument, or (3) $0.01, whichever price is greatest. Any Option that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of a Share determined as of the date of such grant, consistent with Treas. Reg. §1.409A-1(b)(5)(iv), and any other applicable guidance or regulations issued by the Internal Revenue Service. Notwithstanding the foregoing, the Exercise Price of an Option granted in substitution of an existing Option pursuant to Treas. Reg. §1.424-1(a) or Treas. Reg. §1.409A-1(b)(5)(v)(D) may be established under the requirements of those provisions without regard to the foregoing (see subsection (h) below).
(d)Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:
(1)make an Option exercisable before the date such Option is granted; or
(2)make an Option exercisable after the earlier of:
(i)the date such Option is exercised in full; or
(ii)the date that is the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Shareholder, or the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder.
At the expiration of the term, all Options, whether vested or unvested, will be immediately forfeited and the Participant shall have no further rights therein. A Stock Incentive Agreement may provide for the exercise of an Option after the employment or service of a Participant has terminated for any reason whatsoever, including death or Disability. The Participant’s rights, if any, upon termination of employment or service will be set forth in the applicable Stock Incentive Agreement. If for any reason the period during which an ISO is exercisable extends beyond the maximum period permitted by Code §422, such Option shall automatically convert to a NQSO following the expiration of such maximum period. The exercise period of an Option shall be tolled during any period that the Option cannot be exercised because such an exercise would violate an applicable Federal, state, local or foreign law, or would jeopardize the ability of the Company to continue as a going concern; provided, however, the period during which the Option may otherwise be exercised shall be extended only thirty (30) days after the exercise of the Option first would no longer violate such applicable Federal, state, local or foreign laws or first would no longer jeopardize the ability of the Company to continue as a going concern.
(e)Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares and applicable tax withholding described in this Plan and the Stock Incentive Agreement. Payment for Shares purchased pursuant to exercise of an Option shall be made in cash or, unless the Stock Incentive Agreement provides otherwise and subject to the discretion of the Board, by delivery to the Company of a number of Shares having an aggregate Fair Market Value equal to the amount to be tendered (including a “cashless” or “net share” exercise), or a combination thereof. In a “net share” exercise, the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Exercise Price; provided, however, that the Company shall accept cash or other payment from the Optionee to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued; and provided further, that Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) Shares are used to pay the Exercise Price pursuant to the “net share” exercise, (B) Shares are delivered to the Optionee as a result of such exercise, and (C) Shares are withheld to satisfy tax withholding obligations. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company’s equity securities under Section 12 of the Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. However, notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender of shares or a “cashless” or “net share” exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a Stockholder. Notwithstanding the above and unless prohibited by the Sarbanes-Oxley Act of 2002, in the complete and absolute discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and that shall include, with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (that shall not be less than the prime bank loan rate as determined by the Board, that shall be established at the time of exercise, and that must be a market rate based on the rate environment at the date of exercise, taking into account the provisions of Code §7872) as the Board shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest. Other methods of payment may also be used if approved by the Board in its complete and absolute discretion and provided for under the Stock Incentive Agreement.
(f)Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of an Initial Public Offering of the Company’s Shares, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares by a Participant or other Option holder pursuant to the exercise of an Option, that the Participant or Option holder execute an agreement by which the Participant or Option holder agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
(g)Transferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, if such Option is a NQSO, such Option may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its complete and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, a NQSO may also be transferred by a Participant as a bona fide gift or through a domestic relations order to any “family member” (as that term is defined in Section 701 of the Securities Act) of the Participant, and in each case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares. In the event of such a gift or transfer by domestic relations order, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its complete and absolute discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.
(h)Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option granted in substitution for an Option previously issued by another entity, which substitution occurs in connection with a transaction to which Code §424(a) is applicable, may provide for an exercise price computed in accordance with Code §§ 424(a) and 409A and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued Option being replaced thereby.
(i)ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of Shares with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code §422(d). The rule of the preceding sentence is applied in the order in which Options are granted. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of Shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code §422(a)(2).
(j)Potential Repricing of Stock Options. With respect to any one or more Options granted pursuant to, and under, this Plan, the Board may determine that the repricing of all or any portion of such existing outstanding Options is appropriate without the need for any additional approval of the Stockholders of the Company. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Exercise Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares subject to such Option, in exchange for another Option, a Restricted Stock Award, or other equity in the Company. The Board shall have the unilateral right, without the need for any consent or acquiescence by a Participant holding an Option, to reduce the Exercise Price of such Option so long as no other terms and conditions of such Option are modified and the Participant is notified in writing of the Exercise Price reduction. Any repricing of an Option shall comply with applicable law, including the Exchange Act and Code §§ 422 and 409A if applicable.
7.3Terms and Conditions of Stock Appreciation Rights.
(a)Grants of Stock Appreciation Rights. Each grant of a Stock Appreciation Right shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Stock Appreciation Right awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law (including Code §409A). The Board shall have complete and absolute discretion to modify the terms and provisions of a Stock Appreciation Right in accordance with Section 12 of this Plan. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a SAR Exercise Price that shall be not less than the SAR Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than eighty-five percent (85%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. Any Stock Appreciation Right that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with a SAR Exercise Price equivalent to or greater than the Fair Market Value of a Share determined as of the date of such grant, consistent with Treas. Reg. §1.409A-1(b)(5)(iv), and any other applicable guidance or regulations issued by the Internal Revenue Service. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.
(b)Payment. Vested Stock Appreciation Rights may be exercised in whole or in part at any time during the term by: (1) giving written notice of exercise (in a form and manner designated by the Company) to the Company specifying the number of Stock Appreciation Rights to be exercised, and (2) paying the applicable tax withholding as described in Section 13.3. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) or a combination thereof as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine. To the extent that a Stock Appreciation Right is paid in cash, it shall nonetheless be deemed paid in Shares for purposes of Section 3 hereof.
(c)Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part. The exercise period of a Stock Appreciation Right shall be tolled during any period that the Stock

Appreciation Right cannot be exercised because such an exercise would violate an applicable Federal, state, local or foreign law, or would jeopardize the ability of the Company to continue as a going concern; provided, however, the period during which the Stock Appreciation Right may otherwise be exercised shall be extended only thirty (30) days after the exercise of the Stock Appreciation Right first would no longer violate such applicable Federal, state, local or foreign laws or first would no longer jeopardize the ability of the Company to continue as a going concern.
(d)Restrictions on Shares Awarded. Shares awarded pursuant to Stock Appreciation Rights shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Stock Appreciation Right as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Stock Appreciation Rights, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Stock Appreciation Rights prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with an Initial Public Offering of the Company’s Shares, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares by a Participant pursuant to the exercise of a Stock Appreciation Right, that the Participant execute an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
(e)Transferability of Stock Appreciation Rights. No Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant’s lifetime, only by the Participant, except that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its complete and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a NQSO may be transferred, but only with the NQSO, and (B) a Stock Appreciation Right which is not granted in connection with the grant of a NQSO, may be transferred by the Participant as a bona fide gift or through a domestic relations order to any “family member” (as that term is defined in Section 701 of the Securities Act) of the Participant, and in each case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. In the event of such a gift or transfer by domestic relations order, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its complete and absolute discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.
(f)Special Provisions for Tandem SARs. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.
(g)Potential Repricing of SARs. With respect to any one or more Stock Appreciation Rights granted pursuant to, and under, this Plan, the Board may determine that the repricing of all or any portion of such existing outstanding Stock Appreciation Rights is appropriate without the need for any additional approval of the Stockholders of the Company. For this purpose, “repricing” of Stock Appreciation Rights shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the SAR Exercise Price of an existing Stock Appreciation Right; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Stock Appreciation Right at a time when its SAR

Exercise Price exceeds the Fair Market Value of the underlying Shares subject to such Stock Appreciation Right, in exchange for another Stock Appreciation Right, a Restricted Stock Award, or other equity in the Company. The Board shall have the unilateral right, without the need for any consent or acquiescence by a Participant holding a Stock Appreciation right, to reduce the SAR Exercise Price of such Stock Appreciation Right so long as no other terms and conditions of such Stock Appreciation Right are modified and the Participant is notified in writing of the SAR Exercise Price reduction. Any repricing of a Stock Appreciation Right shall comply with applicable law, including the Exchange Act and Code §§ 422 and 409A if applicable.
7.4Terms & Conditions of Restricted Stock Awards.
(a)Grants of Restricted Stock Awards. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Restricted Stock Award awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law. The Board shall have complete and absolute discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan. Restricted Stock Awards awarded pursuant to this Plan shall be subject to such restrictions (if any) as determined by the Board for periods determined by the Board.  Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to business or other criteria that the Board may determine to be appropriate. Any Restricted Stock Award with restrictions that lapse based on the attainment of performance goals must be granted by a Committee, and must have its performance goals determined by such a Committee based upon one or more business or other criteria determined to be appropriate by the Board. Shares awarded pursuant to a Restricted Stock Award may be forfeited to the extent that a Participant fails to satisfy the applicable conditions or restrictions during the period of restriction. The Company may retain the certificates representing Shares subject to a Restricted Stock Award in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. The Board may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.
(b)Acceleration of Award. The Board shall have the power to permit, in its complete and absolute discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant as part of a Restricted Stock Award.
(c)Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Award, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Award prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with an Initial Public Offering of the Company’s stock, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares pursuant to a Restricted Stock Award held by a Participant, that the Participant execute an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
(d)Transferability of Restricted Stock Awards. A Restricted Stock Award may not be transferred by the holder Participant, except, subject to applicable law and other applicable restrictions: (A) upon the death of the holder Participant, a Restricted Stock Award may be transferred by will or by the laws of descent and distribution, (B) a Restricted Stock Award may, unless the applicable Stock Incentive Agreement provides otherwise, be transferred at any time as a bona fide gift or through a domestic relations order to any “family member” (as that term is defined in Section 701 of the Securities Act) of the Participant; provided, however, that the transferee must be bound by all terms and provisions of the underlying Restricted Stock Award, and (C) a Restricted Stock Award may be transferred at any time following the lapse of all restrictions on transferability of the Restricted Stock Award. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.

(e)Voting, Dividend & Other Rights. Each Participant receiving a Restricted Stock Award will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Board determines otherwise in a Stock Incentive Agreement, so long as the restrictions placed upon the Shares pursuant to the Restricted Stock Award constitute a “substantial risk of forfeiture” for purposes of Treas. Reg. §1.409A-1(d), then, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional Shares or other property) or other distributions paid upon any Restricted Stock Award Shares will be retained by the Company for the account of the relevant Participant. Such dividends or other distributions will revert back to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the relevant Participant (without interest). If the restrictions placed upon the Shares pursuant to the Restricted Stock Award do not constitute a “substantial risk of forfeiture” for purposes of Treas. Reg. §1.409A-1(d), then such dividends or other distributions will not be paid to the Participant unless the Award Agreement specifies the terms and conditions that will be applicable to such payment.
7.5Terms & Conditions of Deferred Stock Units.
(a)Grants of Deferred Stock Units. Each grant of a Deferred Stock Unit shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Deferred Stock Unit awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law (including Code §409A). The Board shall have complete and absolute discretion to modify the terms and provisions of a Deferred Stock Unit in accordance with Section 12 of this Plan. A Deferred Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Board in the Stock Incentive Agreement evidencing such award. Deferred Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, based upon the attainment (as determined by the Board) of performance goals, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Deferred Stock Units or may grant Deferred Stock Units without the requirement of a cash payment. A Participant’s right to Shares based upon Deferred Stock Units shall be an unfunded, unsecured obligation of the Company until such time as Shares are actually issued to the Participant pursuant to the terms and provisions of the Stock Incentive Agreement evidencing such Deferred Stock Units, and such Participant shall have no right to any specific assets of the Company prior thereto.
(b)Vesting of Deferred Stock Units. The Board may establish a vesting schedule applicable to a Deferred Stock Unit and may specify the times, vesting and performance goal requirements that may be applicable to a Deferred Stock Unit. Until the end of the period(s) of time specified in any such vesting schedule and/or the satisfaction of any such performance criteria, the Deferred Stock Units subject to such Stock Incentive Agreement shall remain subject to forfeiture.
(c)Acceleration of Award. The Board shall have the power to permit, in its complete and absolute discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Deferred Stock Units awarded to a Participant.
(d)Transferability of Deferred Stock Units. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Deferred Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.
(e)Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Deferred Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Deferred Stock Units.
(f)Dividend Equivalent Rights. The Board may include in the Stock Incentive Agreement with respect to any Deferred Stock Units a dividend equivalent right entitling the Participant to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Deferred Stock Units if such Shares had been delivered pursuant to such award. The Participant holding a dividend equivalent right will have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable Stock Incentive Agreement. In the event such a provision is included in a Stock Incentive Agreement, the Board will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the vesting of the Deferred

Stock Units to which they relate, the time or times at which they will be made, and such other terms and conditions as the Board will deem appropriate. Notwithstanding the foregoing, a dividend equivalent right must be exempt from Code §409A or meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” Grants of dividend equivalent rights under this Plan should be made with consideration of the impact of Code §409A with respect to such grant upon both the Company and the Participant of the dividend equivalent right.
(g)Code §409A Requirements. A Deferred Stock Unit must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” Grants of Deferred Stock Units under this Plan should be made with consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Deferred Stock Unit.
(h)No ERISA Employee Benefit Plan Created. Except to the extent that the Board expressly determines otherwise in resolutions, a Deferred Stock Unit must contain terms and provisions designed to ensure that the Deferred Stock Unit will not be considered an “employee benefit plan” as defined in §3(3) of the Employee Retirement Income Security Act of 1974, as amended.
(i)Restrictions on Shares Awarded. Shares awarded pursuant to Deferred Stock Units shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Deferred Stock Unit as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Deferred Stock Units, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Deferred Stock Units prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with an Initial Public Offering of the Company’s Shares, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the grant of any Shares to a Participant pursuant to Deferred Stock Units, that the Participant execute an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
8Securities Regulation
8.1Notwithstanding anything to the contrary contained herein, a Participant may not be granted a Stock Incentive unless the Shares issuable under such award is then registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act or the Participant has provided to the Company an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the exercise of a Stock Incentive or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act, and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. The Company shall not be required to issue any Shares under any Stock Incentive if the issuance of such Shares would constitute a violation by the Participant, the Company or any other Person of any provisions of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Shares pursuant hereto or pursuant to a grant of a Stock Incentive to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that Shares may not be issued pursuant to a Stock Incentive unless and until the Shares covered by such grant are registered or are exempt from registration, the issuance of Shares pursuant to such grant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
8.2Certificates representing the Shares transferred upon the exercise, vesting or lapse of restrictions of a Stock Incentive granted under this Plan may at the complete and absolute discretion of the Company bear a legend to the effect that such Shares have not been registered under the Securities Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the Securities Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. The Company shall issue Shares upon the exercise, vesting or lapse of restrictions of a Stock Incentive either in certificate form or in book entry form, registered in the name of the Participant.
9Life of Plan
No Stock Incentive shall be granted under this Plan on or after the earlier of:
9.1the tenth (10th) anniversary of the Effective Date of this Plan (or the tenth (10th) anniversary of the Amendment Date of any subsequent amendment to this Plan if such amendment would require the approval of the Stockholders pursuant to Treas. Reg. §1.422-2(b)(2) and such approval was obtained), or
9.2the date on which all of the Shares available for issuance under Section 3 of this Plan have (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan, lapse of all restrictions under Restricted Stock Awards granted under this Plan, or vesting and payment of all Deferred Stock Units granted under this Plan) been issued or no longer are available for use under this Plan.
After such date, this Plan shall continue in effect with respect to any then-outstanding Stock Incentives until (1) all then-outstanding Options and Stock Appreciation Rights have been exercised in full or are no longer exercisable, (2) all Restricted Stock Awards have vested or been forfeited, and (3) all Deferred Stock Units have vested and been paid or been forfeited.
10Adjustment
Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares that may be granted during a calendar year to any Participant under Section 3 of this Plan, the number and type of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights, may be adjusted (in a manner that satisfies the requirements of Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D)) by the Board in its complete and absolute discretion in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits; provided, however, that the Board shall be required to make such adjustments if such change in the capitalization of the Company constitutes an “equity restructuring” as defined in FASB ASC §718-10-20. Furthermore, the Board shall have the right to, and may in its complete and absolute discretion, adjust (in a manner that satisfies the requirements of Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights in the event of any corporate transaction described in Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D) that provides for the substitution or assumption of such Stock Incentives; provided, however, that the Board shall be required to make such adjustments if such corporate transaction constitutes an “equity restructuring” as defined in FASB ASC §718-10-20. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected Persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.
11Change of Control of Company
11.1General Rule for Options. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed Options (including the possibility of different treatment with respect to different Participants), take any or all of the following actions (subject to the requirements and limitations of Code §§409A and 424 if applicable) to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”), notwithstanding any provision of Section 12.4 of this Plan:
(a)Accelerate in whole or in part the vesting and/or exercisability of any such Non-Assumed Option on or before a specified Action Effective Date; and/or

(b)Unilaterally cancel all or any portion of any such Non-Assumed Option which has not vested and/or which has not become exercisable as of a specified Action Effective Date (regardless of whether such Non-Assumed Option has any intrinsic value); and/or
(c)Unilaterally cancel all or any portion of any such Non-Assumed Option as of a specified Action Effective Date in exchange for:
(1)whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or
(2)cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or
(d)Unilaterally cancel all or any portion of any such Non-Assumed Option as of a specified Action Effective Date in exchange for cash or other property equal in value to the excess of the Change of Control Value of any Shares (or fractional Shares) that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or
(e)Unilaterally cancel all or any portion of any such Non-Assumed Option after a specified Action Effective Date after providing the holder of such Non-Assumed Option with (1) an opportunity to exercise all or the portion of such Non-Assumed Option being cancelled to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control) on or before such Action Effective Date, and (2) reasonable notice of such opportunity to exercise prior to such Action Effective Date; and/or
(f)Unilaterally require the exercise of, and unilaterally cause the exercise of, all or a portion of any such Non-Assumed Option by a “cashless” or “net share” exercise (as described in Section 7.2(e) hereof) as of a specified Action Effective Date; and/or
(g)Unilaterally cancel all or any portion of any such Non-Assumed Option as of a specified Action Effective Date and notify the holder of such Non-Assumed Option of such action, but only if the Fair Market Value of the Shares that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of such Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate Exercise Price for such Shares.
(h)In each case above where the Committee has a unilateral cancellation right with respect to an Non-Assumed Option, the Committee may require that the holder of such Non-Assumed Option execute a cancellation agreement with the Participant releasing claims against the Company and any Parent or Subsidiary thereof (and any successors thereto), and, if the Committee does so require, then any payment required under the foregoing provisions shall be contingent upon such execution occurring and not being revoked, and the cancellation shall occur regardless of whether such payment is made.
With respect to subsection (d) above, notwithstanding any provision of this Plan or any Stock Incentive Agreement to the contrary, unless prohibited by the Sarbanes-Oxley Act of 2002, the Committee may, in its complete and absolute discretion, allow the holder of any such Non-Assumed Option to exercise such Non-Assumed Option under the provisions of subsection (d) above with a promissory note which shall become due and payable as of, or shortly after, the date of the Change of Control on such terms and conditions as the Committee may determine, consistent with the requirements of Code §7872. However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or Shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional Shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.
11.2General Rule for SARs. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan that is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed SARs (including the possibility of different treatment with respect to different Participants), take any or all of the following actions (subject to the requirements and limitations of Code §§409A and 424 if applicable) to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”), notwithstanding any provision of Section 12.4 of this Plan:
(a)Accelerate in whole or in part the vesting and/or exercisability of such Non-Assumed SAR on or before a specified Action Effective Date; and/or
(b)Unilaterally cancel all or any portion of any such Non-Assumed SAR which has not vested or which has not become exercisable as of a specified Action Effective Date (regardless of whether such Non-Assumed SAR has any intrinsic value); and/or
(c)Unilaterally cancel all or any portion of any such Non-Assumed SAR as of a specified Action Effective Date in exchange for:
(1)whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares subject to such Non-Assumed SAR; and/or
(2)cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) subject to all or any portion of such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares subject to such Non-Assumed SAR; and/or
(d)Unilaterally cancel all or any portion of any such Non-Assumed SAR as of a specified Action Effective Date in exchange for cash or other property equal in value to the excess of the Change of Control Value of any Shares (or fractional Shares) subject to all or the portion of such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares; and/or
(e)Unilaterally cancel all or any portion of such Non-Assumed SAR as of a specified Action Effective Date after providing the holder of such SAR with (1) an opportunity to exercise all or the portion of such Non-Assumed SAR being cancelled to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control) on or before such Action Effective Date, and (2) reasonable notice of such opportunity to exercise prior to such Action Effective Date; and/or
(f)Unilaterally require the exercise of, and unilaterally cause the exercise of, all or any portion of any such Non-Assumed SAR as of a specified Action Effective Date; and/or
(g)Unilaterally cancel all or any portion of such Non-Assumed SAR and notify the holder of such SAR of such action, but only if the Fair Market Value of the Shares subject to all or the portion of such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate SAR Exercise Price for such Non-Assumed SAR.
(h)In each case above where the Committee has a unilateral cancellation right with respect to a Non-Assumed SAR, the Committee may require that the holder of such Non-Assumed SAR execute a cancellation agreement with the Company releasing claims against the Company and any Parent or Subsidiary thereof (and any successors thereto), and, if the Committee does so require, then any payment required under the foregoing provisions shall be contingent upon such execution occurring and not being revoked, and the cancellation shall occur regardless of whether such payment is made.
However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or Shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional Shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.
11.3General Rule for Deferred Stock Units. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Deferred Stock Units granted under this Plan, with respect to any Deferred Stock Unit granted under this Plan that is not so assumed or substituted (a “Non-Assumed DSU”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed DSUs (including the possibility of different treatment with respect to different Participants), take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”) and only if such action does not cause the affected Non-Assumed DSU to fail to comply with Code §409A or to fail to be exempt from Code §409A, notwithstanding any provision of Section 12.4 of this Plan:
(a)Accelerate in whole or in part the vesting of such Non-Assumed DSU on or before a specified Action Effective Date; and/or
(b)Unilaterally cancel all or any portion of any such Non-Assumed DSU which has not vested as of a specified Action Effective Date (regardless of whether such Non-Assumed DSU has any intrinsic value); and/or
(c)Unilaterally cancel all or any portion of such Non-Assumed DSU as of a specified Action Effective Date and notify the holder of such Non-Assumed DSU of such action, but only if the Fair Market Value of the Shares that were subject to all or the portion of such Non-Assumed DSU being cancelled determined as of the Action Effective Date (taking into account vesting) is zero.
However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed DSU is an Insider, payment of cash in lieu of whole or fractional Shares or Shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional Shares of a successor shall be considered a subsequent transaction approved by the original grant of a Deferred Stock Unit.
11.4General Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.
12Amendment or Termination
12.1Amendment of the Plan. This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, Stockholder approval of an amendment to the Plan may be necessary (1) in order for the Plan to continue to be able to issue ISOs under Code §422 pursuant to Treas. Reg. §1.422-2(b)(2)(iii), and (2) in order for the Plan to comply with rules promulgated by an established stock exchange or a national market system if the Company is, or becomes, listed or traded on any such established stock exchange or national market system, and, in all cases, the Board shall determine whether approval by the Stockholders shall be requested and/or required in its complete and absolute discretion after due consideration of such matters. Any amendment of the Plan shall be applicable to outstanding Stock Incentives, except to the extent that such amendment diminishes the rights or benefits of a Participant under a Stock Incentive which has been granted prior to the date of such amendment (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), and to such extent, the amendment shall not be applicable to such Stock Incentive unless (a) the Participant holding such Stock Incentive consents in writing to such, (b) this Plan and/or such Stock Incentive expressly allows such to occur, or (c) the Company would otherwise have the right to make such amendment by applicable law.
12.2Implications of Stockholder Approval. In the event that this Plan is amended and such amendment is subjected to Stockholder approval (whether by the Board or by the terms and provisions of this Plan), then in the event that Stockholder approval of this Plan is not obtained, or in the event that this Plan is not subjected to the approval of the Stockholders, then any Stock Incentives granted under this Plan shall nonetheless be deemed granted pursuant to the authority of the Board; provided, however, any such Option granted which was intended to be an ISO shall instead be a NQSO. Should an amendment to this Plan be rejected by the Stockholders after being submitted to the Stockholders for their approval, the amendment of the Plan shall immediately terminate at that time notwithstanding anything to the contrary (the amendment having been considered to have been in existence only from its original date of Board approval or later effective date to such date of rejection by the Stockholders), and no grants made under this Plan thereafter shall be considered as being made from this Plan as so amended. Notwithstanding the foregoing, no ISO whose status as such is dependent upon an amendment to this Plan for which Stockholder approval is required shall be exercisable prior to the date that Stockholder approval of this Plan is obtained unless the Participant receiving such ISO agrees that the ISO shall instead be treated as a NQSO for all purposes if such Stockholder approval is not obtained, and any exercise of such an ISO by a Participant prior to the date that such Stockholder approval of this Plan is obtained shall automatically be deemed to be such an agreement by the exercising Participant.
12.3Suspension of Awards & Termination of Plan. The Board may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. (See also Section 4 for a special provision providing for automatic termination of this Plan in certain circumstances.)
12.4Amendment of Outstanding Stock Incentives. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted in a manner that complies with applicable law if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law. No modification, amendment or cancellation of an outstanding Stock Incentive which is expressly allowed under Section 11 shall be subject to the provisions of this Section 12.4.
13Miscellaneous
13.1Stockholder Rights. No Participant shall have any rights as a Stockholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise of such Stock Incentive until (i) the Shares subject to such Stock Incentive have been recorded on the Company’s official Stockholder records as having been issued and transferred to such Participant, and (ii) the Participant has executed an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect. Upon the grant of a Stock Incentive or a Participant’s exercise of such Stock Incentive, the Company will have a reasonable period in which to issue and transfer the Shares to the Participant, and the Participant will not be treated as a Stockholder for any purpose whatsoever prior to such issuance and transfer.
13.2No Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or a contract to perform services and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company, or any Parent or Subsidiary thereof, in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.
13.3Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, or any Parent or Subsidiary thereof, as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or a Stock Appreciation Right, or satisfaction of conditions under a Deferred Stock Unit, or grant of (if a Code §83(b) election is properly made) or substantial vesting of a Restricted Stock Award, the Company, or any Parent or Subsidiary thereof, shall have the right to require the Participant to remit to the Company, or any Parent or Subsidiary thereof, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Deferred Stock Unit, or as a condition to the grant (if a Code §83(b) election is properly made) or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant (if a Code §83(b) election is properly made) or substantial vesting. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company, or any Parent or Subsidiary thereof, withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company, or any Parent or Subsidiary thereof, unless the Company, or any Parent or Subsidiary thereof, retains only Shares with a Fair Market Value equal to or less than the minimum amount of taxes required to be withheld; provided, however, that the Company or any Parent or Subsidiary thereof may, in their sole discretion, retain Shares with a Fair Market Value up to the maximum individual statutory tax rate for each applicable tax jurisdiction in accordance with FASB ASC Topic 718.
13.4Notification of Disqualifying Dispositions of ISO Options. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company, or any Parent or Subsidiary thereof, in writing of such sale or disposition and shall cooperate with the Company, or any Parent or Subsidiary thereof, in providing sufficient information to the Company, or any Parent or Subsidiary thereof, for the Company, or any Parent or Subsidiary thereof, to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to federal, state and/or local tax withholding by the Company, or any Parent or Subsidiary thereof, on the compensation income recognized by Participant from any such early disposition, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company, or any Parent or Subsidiary thereof, may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.
13.5Unfunded Plan. To the extent that cash or property is payable to a Participant under this Plan, such cash or property will be paid by the Company from its general assets, and any Person entitled to such a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company. Shares to be distributed hereunder will be issued directly by the Company from its authorized but unissued or “treasury” stock or a combination thereof. The Company will not be required to segregate on its books or otherwise establish any funding procedure for the amount to be used for the payment of benefits under the Plan. If, however, the Company determines to reserve Shares or other assets to discharge its obligations hereunder, such reservation will not be deemed to create a trust or other funded arrangement.
13.6No Fiduciary Relationship. Nothing contained in this Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company, or any Subsidiary or Parent on the one hand, and any Participant or executor, administrator, or other personal representative or designated beneficiary of such Participant or any other Persons on the other hand.
13.7Relationship to Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company, a Parent, or a Subsidiary, nor shall the adoption of this Plan preclude the Company or a Parent or Subsidiary from establishing any other form of incentive or other compensation plan for Employees or Key Persons of the Company or a Parent or Subsidiary.
13.8Successors. All obligations of the Company under the Plan with respect to Stock Incentives shall be binding on its successors, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the entity.
13.9Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
13.10Governing Law. The granting of Stock Incentives under this Plan, the exercisability of any Stock Incentives and the issuance of Shares shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required by applicable law. Specifically, the laws of the State of Maryland shall govern this Plan and any Stock Incentive Agreement issued hereunder. If Maryland’s conflict of law rules would apply another state’s laws, the laws of the State of Maryland shall still govern.
13.11Clawback/Recapture Policy. Stock Incentives under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Stock Incentive be repaid to the Company after they have been distributed to the Participant.
14Special Provisions Applicable to Deferred Compensation Awards
14.1Interpretation of Deferred Compensation Awards. A Stock Incentive granted under this Plan shall be interpreted and administered in a manner so that any amount or benefit payable thereunder shall be paid or provided in a manner that is exempt from Code §409A if at all possible. However, to the extent that a Stock Incentive granted under this Plan constitutes deferred compensation subject to Code §409A, the Stock Incentive Agreement shall be interpreted to be compliant with the requirements of Code §409A and applicable Internal Revenue guidance and Treasury Regulations issued thereunder. The term “payment” as used in this Section 14 shall refer to the exercise or disposition of any Option or Stock Appreciation Right, any lapse of a substantial risk of forfeiture with respect to a transfer of property which was subject to such a substantial risk of forfeiture, or any other transfer of cash or other consideration pursuant to the exercise or disposition of a Stock Incentive granted hereunder subject to federal income taxation.
14.2No Guarantee of Tax Treatment. The tax treatment of the benefits provided under any Stock Incentive granted under this Plan is not warranted or guaranteed. Neither the Company, nor its directors, officers, employees or advisers shall be held liable for any taxes, interest, penalties, or other monetary amounts owed by a Participant as a result of the application of the Code (including Code §409A) or any state tax law.
14.3Separation from Service Required. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any payment of such deferred compensation that is required by reason of the termination of employment of, or the cessation of services by, such Participant, shall not be payable to the Participant by reason of such termination or cessation unless the circumstances giving rise to such termination or cessation constitute a Separation from Service of such Participant. If this Section 14.3 prevents the payment or distribution of any amount, such amount shall be paid on the date, if any, on which an event occurs that constitutes a Separation from Service, or such later date as may be required by Section 14.4 below.
14.4Six Month Delay for Specified Employees. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any payment of such deferred compensation subject to Code §409A by reason of such Participant’s Separation from Service occurring during a period in which such Participant is a Specified Employee shall be subject to the following:
(a)Lump Sum Payments. If the payment is payable in a lump sum, the Participant’s right to receive the payment of such deferred compensation will be delayed until the earlier of the Participant’s death or the first day of the seventh (7th) month following the Participant’s Separation from Service.
(b)Payments over Time. If the payment is payable over time, the amount of such deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s Separation from Service will be accumulated and the Participant’s right to receive payment of such accumulated amount will be delayed until the earlier of (i) a date no later than thirty (30) days after the Participant’s death, or (ii) the first day of the seventh (7th) month following the Participant’s Separation from Service, whereupon the accumulated amount will be paid to the Participant on such date and the normal payment schedule for any remaining payments will resume.
14.5Series of Payments. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any right to a series of installment payments under such Stock Incentive shall, for purposes of Code §409A, be treated as a right to a series of separate payments.
14.6No Acceleration of Payments. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, no amount that would be payable pursuant to the Stock Incentive and the terms of this Plan may be accelerated. The provisions of this Section 14.6 shall not preclude the acceleration of vesting of a Stock Incentive, nor the forfeiture of a Stock Incentive.
14.7Unfunded Unsecured Obligations. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any obligation of payment required with respect to such deferred compensation shall be a mere unfunded, unsecured obligation of the Company, and shall not provide any Participant a right to any specific asset of the Company.
14.8Application of Certain Plan Provisions. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any provisions of this Plan (other than those set forth in this Section 14) that would modify the timing of a payment of such deferred compensation to such Participant holding such Stock Incentive shall be ignored and shall be deemed not applicable. For example, the provisions of this Plan (a) that are contrary to the exercise provisions of an Option or Stock Appreciation Right that provides for such deferred compensation, (b) that provide for exercise in certain situations following a Change of Control that are not allowed by the Stock Incentive (such as provisions in Section 11), (c) that would result in an acceleration of payment (for example, Sections 7.2(f) or 7.3(c) providing the Board the ability to accelerate the time at which an Option or Stock Appreciation Right may be exercised), or (d) that provide for transferability of an Option beyond that allowed by Section 14.9 below shall not be applicable to a Stock Incentive to the extent that it provides for deferred compensation subject to Code §409A notwithstanding any provision of this Plan or any Stock Incentive to the contrary. However, notwithstanding the foregoing, it is intended that the discretion of the Company pursuant to the provisions of Treas. Reg. §1.409A-3(j)(4)(ii) through (xiv) shall apply with respect to Stock Incentives granted under this Plan to a Participant to the extent that such Stock Incentives provide deferred compensation subject to Code §409A.
14.9Non-Transferable. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, such Stock Incentive may not be encumbered or transferred in any manner, other than by will or by the laws of descent and distribution.
15Special Provisions Applicable to California Options
The provisions of this Section 15 shall apply, and be reflected in any Stock Incentive Agreement pertaining to, any Stock Incentives granted hereunder to the extent required to comply with the Corporate Securities Law of 1968 of the State of California and the regulations promulgated thereunder. To the extent there is a conflict between any other terms of the Plan and the terms contained in this Section 15 of the Plan, the terms of this Section 15 shall be controlling, and any provision of the Plan that would be contrary to such California law shall not apply to the Options described in this Section. This Section 15 shall be construed in a manner consistent with the applicable provisions of the California Code of Regulations.
15.1Grant of Options. Each Option must be granted or issued under the Plan within ten (10) years from the Effective Date of this Plan or the date the Plan is approved by the Company’s Board, whichever is earlier.
15.2Exercise Period of Options. Each Option will have an exercise period of not more than 120 months from the date of grant.
15.3Exercise of Options Following Termination of Employment. Unless the Optionee’s employment is terminated for “cause” as defined in the Stock Incentive Agreement, the Optionee shall have the right to exercise the vested portion of the Option for: (i) at least six months from the date of termination of employment, if termination was caused by death or Disability; or (ii) at least thirty days from the date of termination of employment, if termination was caused by other than death or Disability.
15.4Nontransferability of Options. The right to acquire Stock pursuant to Options shall be nontransferable other than by will, by the laws of descent and distribution, to a revocable trust, or as permitted by Rule 701 promulgated under the Securities Act.
15.5Adjustments by the Board. Notwithstanding anything to the contrary in Section 10 of the Plan, the Board shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.
15.6Disclosure of Financial Information by the Company. The Company shall furnish financial statements at least annually to each California Participant; provided, however, the Company shall not be required to provide such information if (i) the issuance is limited to key persons whose duties in connection with the Company assure their access to equivalent information, or (ii) the Plan or any agreement complies with all conditions of Rule 701 of the Securities Act of 1933, as amended, provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

16Company Repurchase Option
16.1Repurchase Option. The Company shall have the option to repurchase any portion or all of a vested Stock Incentive, or any or all of the Shares of a Participant issued pursuant to a Stock Incentive granted under this Plan on the terms and conditions set forth in this Section 16 (the “Repurchase Option”) if a Participant should cease to perform services for the Company for any reason, or no reason, including, without limitation, the Participant’s death, Disability, voluntary resignation or termination by the Company with or without Cause.
16.2Right of Termination Unaffected. Nothing in this Plan or in any Stock Incentive Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate a Participant’s services for the Company at any time, for any reason or no reason, with or without Cause.
16.3Exercise of Repurchase Option. At any time after the date on which a Participant ceases to be in the Continuous Service of the Company, or any Parent or Subsidiary (the Participant’s “Termination Date”), the Company may elect to repurchase any portion or all of a Stock Incentive, or any or all of the Shares of a Participant issued pursuant to a Stock Incentive granted under this Plan by giving the Participant written notice of exercise of the Repurchase Option. In the event that a Participant is choosing to exercise an Option to purchase Shares granted under this Plan, the Company may exercise its Repurchase Option simultaneously, with the issuance of the Shares so that the Participant will actually own the Shares only momentarily.
16.4Calculation of Repurchase Price.
(a)Cessation of Services Not for Cause. In the event that a Participant ceases performing services for the Company for any reason other than cessation of such services by the Company for Cause, the Company or its assignee shall have the option to repurchase from the Participant (or from the Optionee’s personal representative as the case may be) any or all of the Stock Incentives or Shares, as applicable, of such Participant issued pursuant to a Stock Incentive granted under this Plan at a price equal to the Fair Market Value of such Stock Incentive or Shares as of the date that the Company gives written notice of exercise of the Repurchase Option.
(b)Cessation of Services for Cause. In the event that a Participant ceases performing services for the Company because of the cessation of such services by the Company for Cause, the Company or its assignee shall have the option to repurchase from the Participant (or from the Optionee’s personal representative as the case may be) any or all of the Stock Incentives or Shares, as applicable, of such Participant issued pursuant to a Stock Incentive granted under this Plan at a price equal to the lesser of (i) the Fair Market Value of such Stock Incentive or Shares, as applicable, as of the date that the Company gives written notice of exercise of the Repurchase Option, or (ii) the amount paid by the Participant for such Shares.
16.5Payment of Repurchase Price. The repurchase price shall be payable, at the discretion of the Company or its assignee, by (a) check, (b) by cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or such assignee, (c) by delivery of a promissory note of the Company payable in equal annual installments over a period of years not to exceed ten from the date of repurchase at a per annum interest rate equal to the applicable federal rate (“AFR” rate) for such note, or (d) any combination of the foregoing.
16.6Termination of Repurchase Option. The Repurchase Option shall terminate as to any Shares issued to a Participant under this Plan ninety (90) days after an Initial Public Offering of such Shares.

APPROVED by the Board of Directors of the Company on April 27, 2022.

APPROVED by the Stockholders of the Company on ________________, 2022.

CIM

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxydocs.com/CMFT**
- Cast your vote online
- **Have your Proxy Card ready**
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PHONE Call **1-855-952-4534**
- Use any touch-tone telephone
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LIVE AGENT Call **1-844-280-5348**
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MAIL
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You can register to attend and vote at the virtual Annual Meeting at www.proxydocs.com/CMFT and follow the instructions. Deadline for registration is July 11, 2022 at 5:00 P.M. Eastern Time.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

CIM Real Estate Finance Trust, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 28, 2022

TIME: Tuesday, July 12, 2022 10:30 AM, Pacific Time
PLACE: The 2022 Annual Meeting of Stockholders of the Company to be held as a virtual meeting via a live webcast at www.proxydocs.com/CMFT

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Nathan D. DeBacker and Laura Eichelsderfer (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of CIM Real Estate Finance Trust, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH RECOMMENDATION, IN THE DISCRETION OF THE NAMED PROXIES. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

CIM Real Estate Finance Trust, Inc.

Annual Meeting of Stockholders

The Annual Report and Proxy Statement for this meeting are available at: www.proxydocs.com/CMFT

Please make your marks like this: X

PROPOSALS

The Board of Directors recommends a vote "FOR" each of the nominees named in proposal 1. **YOUR VOTE**

	FOR	WITHHOLD
1.01 Richard S. Ressler	☐	☐
1.02 T. Patrick Duncan	☐	☐
1.03 Alicia K. Harrison	☐	☐
1.04 Calvin E. Hollis	☐	☐
1.05 W. Brian Kretzmer	☐	☐
1.06 Jason Schreiber	☐	☐
1.07 Avraham Shemesh	☐	☐
1.08 Howard A. Silver	☐	☐
1.09 Roger D. Snell	☐	☐
1.10 Emily Vande Krol	☐	☐

The Board of Directors recommends a vote "FOR" the following proposals

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ______ Date ______

Signature (if held jointly) ______ Date ______